UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
5956 SHERRY LANE, SUITE 700
DALLAS, TEXAS 75225
Dear Creative Media & Community Trust Corporation Common Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 11:00 a.m. Pacific Time on August 1, 2025 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on June 6, 2025. The meeting will be held as a virtual meeting conducted exclusively via live webcast. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting (www.virtualshareholdermeeting.com/CMCT2025) and entering the 16‐digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. For procedures to attend the virtual meeting, please refer to Question 6 of the proxy statement.
At the annual meeting, the Company’s common stockholders will be asked to consider and vote upon each of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify. In addition, the Company will ask common stockholders to consider and vote upon (i) the approval, by a non-binding advisory vote, of a resolution on our executive compensation as described in our proxy statement, (ii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (iii) the amendment of the Company’s charter (the “Charter”) to effect a reverse stock split of the Company’s common stock, $0.001 par value per share (the “Common Stock”), by a ratio of 1:4 at any time prior to August 1, 2026 (iv) the amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:7 at any time prior to August 1, 2026 and (v) the amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:10 at any time prior to August 1, 2026.
The recommendation of the Board of Directors of the Company with respect to each of these proposals is set forth in the proxy statement. These foregoing items of business are more fully described in the proxy statement. We urge you to carefully review the proxy statement.
Your vote is very important. If you were a common stockholder of record as of the close of business on June 6, 2025, please authorize a proxy to vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the virtual annual meeting: (1) complete, sign, date and return the enclosed proxy card in the postage‑paid envelope provided or (2) as otherwise described herein. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares at the annual meeting or, to the extent permitted, regarding how to vote your shares yourself at the annual meeting. If you are a common stockholder of record and you attend the virtual annual meeting and wish to vote at the annual meeting, you may withdraw your proxy and vote online at the annual meeting.
On behalf of our Board of Directors, I thank you for your continued support.

Sincerely,

David Thompson
Chief Executive Officer
June 27, 2025
This proxy statement is first being sent or given to the common stockholders of the Company on or about June 27, 2025.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
5956 SHERRY LANE, SUITE 700
DALLAS, TEXAS 75225
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS OF CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
TO BE HELD ON AUGUST 1, 2025
Dear Creative Media & Community Trust Corporation Common Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), to be held at 11:00 a.m. Pacific Time on August 1, 2025 (and any postponement or adjournment thereof) if you are a common stockholder of record as of the close of business on June 6, 2025. The Annual Meeting will be held as a virtual meeting conducted exclusively via live webcast. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting (www.virtualshareholdermeeting.com/CMCT2025) and entering the 16‐digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. For procedures to attend the virtual meeting, please refer to Question 6 of the proxy statement.
The purpose of the Annual Meeting is to consider and vote on the following proposals:
1.Proposal 1: The election of the seven directors nominated in the proxy statement to serve until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualify;
2.Proposal 2: The approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in the accompanying proxy statement;
3.Proposal 3: The ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
4.Proposal 4: The amendment of the Company’s charter (the “Charter”) to effect a reverse stock split of the Company’s common stock, $0.001 par value per share (the “Common Stock”), by a ratio of 1:4 at any time prior to August 1, 2026;
5.Proposal 5: The amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:7 at any time prior to August 1, 2026;
6.Proposal 6: The amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:10 at any time prior to August 1, 2026; and
7.The consideration of any other business properly presented at the Annual Meeting and any postponement or adjournment thereof.

If each of Proposal No. 4, Proposal No. 5, and Proposal No. 6 are approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement any one of the approved proposals at any time prior to August 1, 2026, or to implement none of the proposals, but it cannot implement more than one of the approved proposals.
The Board of Directors of the Company has fixed the close of business on June 6, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proxy card is enclosed with this notice of Annual Meeting and proxy statement.

Your vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy card whether or not you plan to attend the virtual Annual Meeting. If you plan to attend the virtual Annual Meeting to vote and your shares are in the name of a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions.

Sincerely,

Barry N. Berlin
Chief Financial Officer, Treasurer and
Secretary
June 27, 2025
Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of
Stockholders to be Held on August 1, 2025.
Our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings

PROXY STATEMENT
FOR
2025 ANNUAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON AUGUST 1, 2025
This proxy statement, with the enclosed proxy card, is being furnished to the common stockholders of Creative Media & Community Trust Corporation, a Maryland corporation (together with its subsidiaries, the “Company,” “we,” “us” or “our”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 11:00 a.m. Pacific Time on August 1, 2025 (and any postponement or adjournment thereof) exclusively via live webcast.
The Notice of Annual Meeting, this proxy statement, and the accompanying proxy card are being mailed to all common stockholders of record as of the below record date on or about June 13, 2025. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
Only common stockholders of record as of the close of business on June 6, 2025 (the "record date") are entitled to notice of and to vote at the Annual Meeting. As of the record date, we had 754,607 shares of common stock, $0.001 par value per share (“Common Stock”), outstanding. Each holder of record of Common Stock as of the close of business on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. Who is entitled to vote?
Only holders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”) as of the close of business on June 6, 2025 (the “record date”) are entitled to notice of and to vote at the Annual Meeting.
2. What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated our Chief Executive Officer, David Thompson, and our Chief Financial Officer and Secretary, Barry N. Berlin, as proxies for the Annual Meeting.
3. How many votes are each share of Common Stock entitled to?
Each holder of record of Common Stock on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.
4. What is the difference between a stockholder of record and a stockholder who holds shares in “street name?”
If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your bank, broker or other nominee, your shares are held in “street name” and you are a beneficial owner.
5. How do I attend the Annual Meeting?
Our Annual Meeting will be a completely virtual meeting conducted exclusively via live webcast. The meeting will begin promptly at 11:00 a.m. Pacific Time on August 1, 2025. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in the FAQ guide on the meeting site.
If you hold shares other than through a Tel Aviv Stock Exchange (“TASE”) member, to participate in the virtual meeting, visit www.virtualshareholdermeeting.com/CMCT2025 and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
If your shares are held in “street name” in the name of a TASE member, to participate in the virtual meeting, you will need to obtain from your TASE member an executed ownership certificate (“Ishur Ba’alut”), signed by your TASE member with respect to the record date (i.e., the close of business on June 6, 2025), and email the executed form to Goldfarb Gross Seligman & Co. (“Goldfarb Gross”), the Company’s counsel in Israel, at yuval.eden@goldfarb.com no later than the close of business in Israel on July 28, 2025. Once Goldfarb Gross has received your properly executed certificate, Goldfarb Gross will email you a control number that you can use to attend the meeting at www.virtualshareholdermeeting.com/CMCT2025. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.
6. How can I vote at the Annual Meeting?

You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CMCT2025 and entering the 16‐digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

If your shares are held in “street name” in the name of a bank, broker or other nominee (other than through a TASE member), you will need to obtain a legal proxy from your bank, broker or other nominee. Once you have obtained the legal proxy, you must submit a copy of the legal proxy. Please be aware that obtaining a legal proxy may take several days.
If your shares are held in “street name” in the name of a TASE member, you may not vote your shares online at the Annual Meeting and must instead follow the procedures described in response to question 9.
7. What shares are included on the proxy card?
If you are a stockholder of record of Common Stock as of the record date, you will receive one proxy card for all the shares of Common Stock you hold as of the record date in each single account, regardless of whether you hold them in certificate form or in book entry form. If you receive more than one proxy card, it generally means you hold shares of Common Stock registered in more than one account. Please sign and return all of the proxy cards you receive or follow the instructions below to ensure that your shares are voted.
8. What constitutes a quorum?
The presence, online or represented by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any postponement or adjournment thereof. However, if a quorum is not present at the Annual Meeting, the chair of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than an announcement at the Annual Meeting.
9. What different methods can I use to vote?
Depending on how you hold your shares, you may generally choose to authorize a proxy to vote your shares by mail, telephone or via the internet link provided in your proxy materials. The method by which you vote does not affect your right to attend the Annual Meeting.
If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., you may vote your shares:
•By Mail: Complete, sign, date and mail the written proxy card received with this proxy statement.
•By Telephone: You may vote by authorizing a proxy by telephone by calling the telephone number shown on your proxy card.
•Online: You may vote online at the Annual Meeting.
If your shares are held in “street name” in the name of a bank, broker or other nominee (other than a TASE member, which is discussed below), you may vote your shares by following the instructions that your bank, broker or other nominee provides to you, which may allow you to vote online or by mail or telephone. To vote in person at the Annual Meeting, follow the instructions provided in question 6.
If your shares are held in “street name” in the name of a TASE member, you may vote your shares online via the electronic voting system of the Israel Securities Authority (the “ISA”) at the web address https://votes.isa.gov.il no later than August 1, 2025 at 5:00 a.m. Pacific Time (or August 1, 2025 at 3:00 p.m. Israel Time). You may receive guidance on the use of the electronic voting system from the TASE member through which you hold your shares.
10. What is the record date and what does it mean?
The record date for the Annual Meeting is the close of business on June 6, 2025. The record date is established by the Board in accordance with the Maryland General Corporation Law and our bylaws. Owners of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

11. What is the deadline for voting my shares if I do not attend the Annual Meeting?
If you are a common stockholder of record and do not attend the Annual Meeting, your proxy must be received at or before 11:59 p.m. Eastern Time on July 31, 2025, in order for your shares to be voted at the Annual Meeting.
If you are a beneficial owner of Common Stock held in “street name” (other than through a TASE member), please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.
If you hold shares in “street name” through a TASE member, your votes must be recorded in the electronic voting system of the ISA no later than August 1, 2025 at 5:00 a.m. Pacific Time (or August 1, 2025 at 3:00 p.m. Israel Time).
12. How will voting on other business be conducted?
As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholder named in the proxy card, at his/her discretion. We do not presently know of any other business that may come before the Annual Meeting.
13. What can I do if I change my mind after I return my proxy card?
Returning your proxy card will in no way limit your right to attend and vote online at the Annual Meeting. Stockholders can revoke a proxy by:
•giving written notice of revocation to the Secretary of the Company, which notice must be received by the Company prior to 11:59 p.m. Eastern Time on July 31, 2025;
•delivering a later‑dated proxy in accordance with the procedure set forth in question 11; or
•attending the virtual Annual Meeting and voting online as described in question 6 (attending the virtual Annual Meeting alone will not revoke your proxy), unless shares are held in “street name” in the name of a TASE member.
If your shares are held in an account at a bank, broker or other nominee and you desire to change your vote or vote electronically at the meeting, you should contact your bank, broker or other nominee for instructions on how to do so.
14. On what items am I voting?
You are being asked to consider and vote on the following items:
•the election of seven directors nominated by the Board;
•the approval, by a non-binding advisory vote, of an advisory resolution on the Company’s executive compensation as described in this proxy statement;
•the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•the amendment of the Company’s charter (the “Charter”) to effect a reverse stock split of the Common Stock by a ratio of 1:4 at any time prior to August 1, 2026 (the “1:4 Reverse Stock Split”);
•the amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:7 at any time prior to August 1, 2026 (the “1:7 Reverse Stock Split”); and
•the amendment of the Charter to effect a reverse stock split of the Common Stock by a ratio of 1:10 at any time prior to August 1, 2026 (the “1:10 Reverse Stock Split”).

15. What are my voting choices when voting for director nominees?

In the vote on the election of the seven director nominees, common stockholders of record may:

(1)vote in favor of all nominees;

(2)withhold their votes with respect to all nominees; or

(3)withhold their votes with respect to specific nominees.

16. What vote is required to approve each proposal?

Proposal No. 1—Election of Directors. To be elected as a director, our bylaws require that a nominee must receive a plurality of all the votes cast in the election of directors at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

Proposal No. 2—Approval, By a Non-Binding Vote, of Executive Compensation. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.

Proposal No. 3—Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present will be required for the approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal No. 4—Amendment of the Charter to Effect the 1:4 Reverse Stock Split. The affirmative vote of a majority of all votes entitled to be cast on Proposal No. 4 is required to approve the amendment of the Charter to effect the 1:4 Reverse Stock Split.

Proposal No. 5—Amendment of the Charter to Effect the 1:7 Reverse Stock Split. The affirmative vote of a majority of all votes entitled to be cast on Proposal No. 5 is required to approve the amendment of the Charter to effect the 1:7 Reverse Stock Split.

Proposal No. 6—Amendment of the Charter to Effect the 1:10 Reverse Stock Split. The affirmative vote of a majority of all votes entitled to be cast on Proposal No. 6 is required to approve the amendment of the Charter to effect the 1:10 Reverse Stock Split.

If each of Proposal No. 4, Proposal No. 5, and Proposal No.6 are approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or to implement none of the proposals. Providing the Company with discretion to select the exchange ratio at which to effect a reverse stock split—based on one of the three ratios contemplated by the proposed amendments—rather than requiring approval of a single fixed ratio, affords the Company flexibility to respond to prevailing market conditions, achieve its objectives with the reverse stock split, and act in the best interests of the Company. If certain but not all of Proposal No. 4, Proposal No. 5, or Proposal No.6 were to be approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or take no action with respect to such approved proposals.

17. How does the Board recommend that I vote?
The Board recommends a vote:
•FOR each of the seven director nominees;

•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement
•FOR the ratification of the appointment of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025;

•FOR the amendment of the Charter to effect the 1:4 Reverse Stock Split;

•FOR the amendment of the Charter to effect the 1:7 Reverse Stock Split; and

•FOR the amendment of the Charter to effect the 1:10 Reverse Stock Split.

18. What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted (or will have the same effect as):
•FOR the election of all director nominees;
•FOR the non-binding advisory approval of an advisory resolution on the Company’s executive compensation as described in this proxy statement;
•FOR the ratification of the appointment of the independent registered public accounting firm;

•FOR the amendment of the Charter to effect the 1:4 Reverse Stock Split;

•FOR the amendment of the Charter to effect the 1:7 Reverse Stock Split; and

•FOR the amendment of the Charter to effect the 1:10 Reverse Stock Split.

19. How are broker non‑votes counted?
Holders in “street name” (other than through a TASE member)
If on the record date your shares were held in “street name” through a broker, bank or other nominee (other than a TASE member), in the absence of specific instructions from you on how to vote your shares, your broker, bank or other nominee may not be able to vote your shares on certain matters. The shares that cannot be voted by banks, brokers or other nominees if the beneficial holder fails to provide instructions are called broker non‑votes. Broker non-votes will have the following effects at the Annual Meeting:
(1)Proposal No. 1—Election of Directors. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non‑votes, if any, will have no effect on the election of directors.
(2)Proposal No. 2— Approval, By a Non-Binding Advisory Vote, of Executive Compensation. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.
(3)Proposal No. 3—Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm. Your broker, bank or other nominee is entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

(4)Proposal No. 4—Amendment of the Charter to Effect the 1:4 Reverse Stock Split. Your broker, bank or other nominee may be entitled to vote your shares if no instructions are received from you. If you do not instruct your broker, bank or other nominee how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes and will have the same effect as votes “against” this proposal.

(5)Proposal No. 5—Amendment of the Charter to Effect the 1:7 Reverse Stock Split. Your broker, bank or other nominee may be entitled to vote your shares if no instructions are received from you. If you do not instruct your broker, bank or other nominee how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes and will have the same effect as votes “against” this proposal.

(6)Proposal No. 6—Amendment of the Charter to Effect the 1:10 Reverse Stock Split. Your broker, bank or other nominee may be entitled to vote your shares if no instructions are received from you. If you do not instruct your broker, bank or other nominee how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes and will have the same effect as votes “against” this proposal.
Broker non-votes will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.
Holders in “street name” through a TASE member
If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares (as described above) and you must vote through the electronic voting system of the ISA as described in question 9. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum and your shares will have no effect on the votes cast on the matters to be conducted at the Annual Meeting, other than with respect to Proposals 4, 5 and 6, in which case your shares will have the same effect as a vote against each such proposal.
20. How are abstentions counted?
If you abstain or instruct your proxy or broker, bank or other nominee to “abstain” or vote “abstain” via the electronic voting system of the ISA on any matter, it will be treated as a vote not cast (which will have no effect on the votes cast on the matters to be conducted at the Annual Meeting, other than with respect to Proposals 4, 5 and 6, in which case abstentions will have the same effect as a vote against each such proposal). However, abstentions will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Withheld votes with respect to the election of directors will have the same effect as abstentions.
21. Can I access the proxy statement and Annual Report on Form 10-K on the Internet?
The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available on our website at https://shareholders.creativemediacommunity.com/financials/sec-filings.
22. How are proxies solicited and what is the cost?

We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with Securities and Exchange Commission (“SEC”) rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of shares.

In addition to soliciting proxies by mail, certain of our directors, officers or employees of affiliates of our operator may solicit proxies by telephone, personal contact, email or other means of communication. They will not receive any additional compensation for these activities.

IMPORTANT: If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution (other than a TASE member), you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares of Common Stock. Please contact the person responsible for your account and give instructions for a proxy to be exercised for your shares of Common Stock. If you hold your shares through a TASE member, you should vote your shares by following the instructions in question 9.

SECURITY OWNERSHIP OF THE COMPANY’S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS
Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”), and Series A1 Preferred Stock, $0.001 par value per share (“Series A1 Preferred Stock”), as of April 14, 2025 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of April 15, 2025. As of the date of this proxy statement, no named executive officer or director of the Company owned any Series D Preferred Stock, $0.001 per value per share (“Series D Preferred Stock” and, together with the Series A Preferred Stock and the Series A1 Preferred Stock, the “Preferred Stock”).

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
David Thompson	102		*	—	—	—	—
Barry N. Berlin	113		*	—	—	—	—
Richard Ressler	49,908	(1)(2)	6.6%	568,681	14.1%	36,663	0.4%
Avraham Shemesh	49,593	(1)(3)	6.6%	568,681	14.1%	36,663	0.4%
Shaul Kuba	49,593	(1)(3)	6.6%	568,681	14.1%	36,663	0.4%
Douglas Bech	332		*	—	—	—	—
Marcie Edwards	216		*	—	—	—	—
John Hope Bryant	158		*	—	—	—	—
Elaine Wong	189		*	—	—	—	—
Directors and Executive Officers as a group (9 persons)	51,388		6.8%	—	—	—	—
__________________
*    Less than 1%.
(1) CIM Group, LLC is the indirect sole equity member of each of CIM Urban Sponsor, LLC, CIM CMCT MLP, LLC, CIM Capital Real Property Management, LLC. and CIM Capital IC Management, LLC. CIM Capital IC Management, LLC is the investment adviser of CIM Real Assets & Credit Fund. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, LLC, may be deemed to beneficially own the 37,414 shares of Common Stock and 568,681 shares of Series A Preferred Stock owned directly by CIM CMCT MLP, LLC, the 1,930 shares of Common Stock owned directly by CIM Urban Sponsor, LLC, the 1,584 shares of Common Stock directly owned by CIM Real Assets & Credit Fund and the 8,480 and 36,663 shares of Common Stock and Series A1 Preferred Stock, respectively, owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

(2) Mr. Ressler has sole voting and investment power over 500 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.

(3) Each of Messrs. Shemesh and Kuba have shared voting and investment power over 185 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.

Beneficial Owners of More than 5% of our Common Stock

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series A1 Preferred Stock based on filings with the SEC as of April 14, 2025 by each person known by us to beneficially own more than 5% of our Common Stock. In each case, the percent of class owned reflects the number of shares of Common Stock outstanding as of April 15, 2025.

	Common Stock			Series A Preferred Stock		Series A1 Preferred Stock
Name and Address of Beneficial Owner	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Richard Ressler(1)	49,908	(2)	6.6%	568,681	14.1%	36,663	0.4%
Avraham Shemesh(1)	49,593	(3)	6.6%	568,681	14.1%	36,663	0.4%
Shaul Kuba(1)	49,593	(3)	6.6%	568,681	14.1%	36,663	0.4%
CIM CMCT MLP, LLC (1)	37,414		5.0%	568,681	14.1%	—	—%
___________________
(1) The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, and the address of CIM CMCT MLP, LLC, is c/o CIM Group, LLC, 4700 Wilshire Boulevard, Los Angeles, California 90010. CIM Group , LLC is the indirect sole equity member of each of CIM Urban Sponsor, LLC, CIM CMCT MLP, LLC, CIM Capital Real Property Management, LLC and CIM Capital IC Management, LLC. CIM Capital IC Management, LLC is the investment adviser of CIM Real Assets & Credit Fund. Because of their positions with CIM Group, LLC, Shaul Kuba, Richard Ressler and Avraham Shemesh, the founders of CIM Group, LLC, may be deemed to beneficially own the 37,414 shares of Common Stock and 568,681 shares of Series A Preferred Stock owned directly by CIM CMCT MLP, LLC, the 1,930 shares of Common Stock owned directly by CIM Urban Sponsor, LLC, the 1,584 shares of Common Stock directly owned by CIM Real Assets & Credit Fund and the 8,480 and 36,663 shares of Common Stock and Series A1 Preferred Stock, respectively, owned directly by CIM Capital Real Property Management, LLC. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein
(2)     Mr. Ressler has sole voting and investment power over 500 shares of Common Stock held by a subsidiary of a trust formed by Mr. Ressler for the benefit of his family members.
(3) Each of Messrs. Shemesh and Kuba have shared voting and investment power over 185 shares of Common Stock held by each of their respective family trusts, with respect to which they were grantors.

PROPOSAL 1:

ELECTION OF DIRECTORS
The Board presently consists of seven directors.

At the Annual Meeting, you will be asked to consider and vote upon the election of seven directors. The seven current directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for director is contained in this proxy statement under the section titled “Corporate Governance, Director Nominees.” The term of office of each person elected to be a director of the Company will be until the annual meeting of the stockholders in 2025 and until such person’s successor is duly elected and qualifies. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of any substitute or substitutes nominated by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of the nominees listed below to serve as directors of the Company.

Vote Required

Directors are elected by a plurality of all the votes cast by those holders present and entitled to vote at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

For purposes of the vote on this Proposal 1, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have no effect on this Proposal 1. Stockholders may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” the director(s) whose name(s) you mark in the proxy card with respect to this Proposal 1.

We expect this Proposal 1 will not be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will not have discretionary authority to vote your shares on this Proposal 1. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have no effect on this Proposal 1.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have no effect on this Proposal 1.
The Board recommends a vote “FOR” the election of each of the directors nominated.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory stockholder approval of the compensation of our named executive officers as further described below under “Executive Compensation.” The stockholder vote is an advisory vote only and is not binding on the Company or the Board. Although the vote is non-binding, the Board values the opinion of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Unless the Board modifies its policy on the frequency of future advisory votes on executive compensation, the next such vote will occur at the 2026 annual meeting of stockholders.

Our executive compensation system is designed to promote the Company’s financial and operational success by (i) attracting, motivating and assisting in the retention of highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term stockholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company’s and the executive’s performance and is well aligned with the long-term interests of our stockholders. The Board does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that have benefited our Company and our stockholders and are expected to drive long-term stockholder value over time.

As described in detail in the “Compensation Discussion and Analysis” section below, the Company is externally operated by the Operator (as defined in “Related Person Transactions—Transactions with Related Persons—Asset Management and Other Fees to Related Parties”), an affiliate of CIM Group, L.P., pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between the Operator and CIM Urban Partners L.P. (“CIM Urban”), a principal subsidiary of the Company. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, LLC, provides certain administrative services to the Company and its subsidiaries pursuant to a Master Services Agreement (the “Master Services Agreement”). David Thompson, the Company’s Chief Executive Officer, is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to him directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2024 and 2023. Therefore, his compensation is not discussed in the “Compensation Discussion and Analysis” section below.

We are asking stockholders to vote on the following advisory resolution:

Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of Barry N. Berlin, the Company’s only named executive officer being compensated by the Company, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in the proxy statement.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the proposal.

For purposes of the vote on this Proposal 2, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have no effect on this Proposal 2. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 2.

We expect this Proposal 2 will not be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will not have discretionary authority to vote your shares on this Proposal 2. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have no effect on this Proposal 2.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have no effect on this Proposal 2.

The Board recommends a vote “FOR” the approval of the advisory resolution on the Company’s executive compensation for the year ended December 31, 2025, as disclosed in this proxy statement.

PROPOSAL 3:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of independent members of the Board (the “Audit Committee”), has appointed Deloitte as our independent registered public accounting firm with respect to our operations for the fiscal year ending December 31, 2025. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of Deloitte to the common stockholders for ratification as a matter of good corporate governance. If the common stockholders fail to ratify the appointment, the Audit Committee may reconsider whether to retain Deloitte. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

We are asking that you ratify the appointment of Deloitte, although your ratification is not required. If stockholders do not ratify the appointment of Deloitte, the Audit Committee will reconsider its selection but is not required to change its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company.
Vote Required
The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm.

For purposes of the vote on this Proposal 3, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have no effect on this Proposal 3. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 3.

We expect this Proposal 3 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 3. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have no effect on this Proposal 3.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have no effect on this Proposal 3.
The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 4:

TO APPROVE THE AMENDMENT OF OUR CHARTER TO
EFFECT THE 1:4 REVERSE STOCK SPLIT
Overview

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Charter to effect the 1:4 Reverse Stock Split. The 1:4 Reverse Stock Split is a consolidation of the Common Stock by a ratio of 1:4.

If the 1:4 Reverse Stock Split is approved by our stockholders, then the Company, in its discretion, may effect the 1:4 Reverse Stock Split with a ratio of 1:4 at any time prior to August 1, 2026. Our Board believes that a 1:4 Reverse Stock Split with a ratio of 1:4 is designed to maximize the anticipated benefits for the Company and its stockholders. In determining the 1:4 ratio of the 1:4 Reverse Stock Split, our Board considered, among other things, factors such as:

•the historical trading price and trading volume of our Common Stock;
•the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the 1:4 Reverse Stock Split on the trading market for our Common Stock;
•our ability to have our Common Stock remain listed on the Nasdaq Capital Market (“Nasdaq”), including the maintenance of the required number of shares of Common Stock registered with Nasdaq;
•the anticipated impact of the 1:4 Reverse Stock Split on our ability to raise additional financing;
•the potential for downward pressure on the bid price of the Common Stock caused by redemptions of Preferred Stock; and
•prevailing general market and economic conditions.

If the 1:4 Reverse Stock Split is approved by our stockholders and the Company, in its sole discretion, determines to effect the 1:4 Reverse Stock Split, we will issue a press release announcing the 1:4 Effective Date (as defined below) of the 1:4 Reverse Stock Split and will file the Articles of Amendment, substantially in the form attached hereto as Appendix A (the “Proposed 1:4 Amendment”), to effect the 1:4 Reverse Stock Split. The 1:4 Reverse Stock Split will become effective upon the effective time stated in the Articles of Amendment (the “1:4 Effective Date”), after the Articles of Amendment are accepted for record by the State Department of Assessments and Taxation of Maryland (the “Maryland SDAT”). The 1:4 Effective Date shall be no later than August 1, 2026.

If each of Proposal No. 4, Proposal No. 5, and Proposal No. 6 are approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or to implement none of the proposals. Providing the Company with discretion to select the exchange ratio at which to effect a reverse stock split—based on one of the three ratios contemplated by the proposed amendments—rather than requiring approval of a single fixed ratio, affords the Company flexibility to respond to prevailing market conditions, achieve its objectives with the reverse stock split, and act in the best interests of the Company. If certain but not all of Proposal No. 4, Proposal No. 5, or Proposal No. 6 were to be approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or take no action with respect to such approved proposals.
Reasons for the 1:4 Reverse Stock Split

As previously reported, the Company has previously failed to comply with Nasdaq Listing Rule 5550(a)(2), which requires us to maintain a minimum bid price per share of $1.00, such that the share price of the Common Stock does not close below $1.00 for 30 consecutive business days (the “Nasdaq Minimum Bid Price Rule”). As previously reported, after falling out of compliance with the Nasdaq Minimum Bid Price Rule, the Company had previously been eligible for and received a 180-day period to regain compliance with the Nasdaq Minimum Bid Price Rule (“Nasdaq Compliance Grace Period”). The Company is no longer eligible for the Nasdaq Compliance Grace Period. As such, if the Company fails to maintain compliance with the Nasdaq Minimum Bid Price Rule at any time, then it could be immediately delisted from Nasdaq.

While the Company is currently in compliance with the Nasdaq Minimum Bid Price Rule, the Common Stock bid price has come under significant downward pressure since August 2024 when the Company announced its intention to redeem, and has redeemed, shares of its Series A Preferred Stock and Series A1 Preferred Stock and pay the redemption price in shares of Common Stock. Holders of the Preferred Stock have the right, at each such holder’s option, to require the Company to redeem any or all of such holder’s shares of Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the redemption date, subject to the terms of such Preferred Stock set forth in the Charter. This holder redemption price may be paid in cash or in shares of Common Stock (based on the VWAP of the Common Stock for the 20 trading days immediately preceding the applicable redemption date, with each such term as defined in the Charter), at the Company’s option. “VWAP” means, for any trading day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on Nasdaq during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on Nasdaq (or such other national securities exchange or automated quotation system on which the Common Stock is listed) for such trading day, or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such trading day as determined by the Board in a commercially reasonable manner, using a volume-weighted average price method. Recently, the Company has chosen to pay such redemptions in shares of Common Stock in order to increase its common equity as a percentage of assets and improve its liquidity.

In addition, the Company has in the past exercised its right to redeem shares of Preferred Stock at its option (subject to the terms of the Preferred Stock set forth in the Charter) and pay the redemption price in shares of Common Stock, and the Company may do so again in the future.

We believe that the significant volume of Common Stock issued to meet redemption requests and in connection with redemptions at the Company’s option has placed significant downward pressure on the bid price of our Common Stock. If our Common Stock price declines, more shares of Common Stock are issuable under the 20-day VWAP formula, which in turn may place further downward pressure on the bid price of our Common Stock.

The proposed 1:4 Reverse Stock Split is intended to adjust the bid price of the Common Stock upward in an effort to maintain compliance with Nasdaq’s Minimum Bid Price Rule. Our Board believes that that the 1:4 Reverse Stock Split ratio of 1:4 is in the best interest of the Company and that such ratio will improve the price level of our Common Stock so that we are able to comply with the Nasdaq Minimum Bid Price Rule. However, we cannot assure you that after the 1:4 Reverse Stock Split the market price of our Common Stock will increase proportionately to reflect the ratio for the 1:4 Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the 1:4 Reverse Stock Split or that we will be able to maintain our listing on Nasdaq.
Consequences of Not Approving this Proposal

If Proposal 4 is not approved by stockholders, it could result in material adverse consequences for the Company, including potential delisting from Nasdaq. If our Common Stock is delisted from Nasdaq, we may be forced to seek to have the Common Stock traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. If the Company’s Common Stock is delisted from Nasdaq, the Company could face material adverse consequences, including:

•a limited availability of market quotations for the Common Stock;

•reduced liquidity;

•a determination that the Common Stock is a “penny stock,” which will require brokers trading in the Company’s shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•a limited amount of news and analyst coverage for the Company;

•a decreased ability to issue additional securities or obtain additional financing in the future;

•potential need to register under applicable state securities or “blue sky” laws any Common Stock that is elected by the Company to be issued to redeem Preferred Stock in lieu of cash when the cash required is not available; and

•if registration under applicable state securities or “blue sky” laws is not able to be accomplished in a particular state and the cash required for such redemption is not available, there may not be an ability to redeem Preferred Stock when all other criteria for redemption have been met.

Despite the efforts described above, there can be no assurance that the Company will ultimately maintain compliance with the Nasdaq Minimum Bid Price Rule.
Potential Adverse Effects of Approving this Proposal

We cannot assure you that the 1:4 Reverse Stock Split, if effected, will increase our stock price and have the desired effect of maintaining compliance with the Nasdaq Minimum Bid Price Rule.

The Board expects that the 1:4 Reverse Stock Split, if effected, will increase the market price of our Common Stock so that we are able to maintain compliance with the Nasdaq Minimum Bid Price Rule. However, the effect of the 1:4 Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the implementation of the 1:4 Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting therefrom, and the market price per share after the 1:4 Reverse Stock Split may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the 1:4 Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the 1:4 Reverse Stock Split, including our future financial and operating performance. If the 1:4 Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the 1:4 Reverse Stock Split.

The implementation of the 1:4 Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the implementation of the 1:4 Reverse Stock Split, given the reduced number of shares of Common Stock that would be outstanding after the 1:4 Reverse Stock Split, particularly if the share price does not increase as a result thereof. In addition, investors might consider the increased proportion of unissued authorized capital stock to issued shares of capital stock resulting from the 1:4 Reverse Stock Split to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the 1:4 Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the 1:4 Reverse Stock Split

Common Stock and Preferred Stock.

If the 1:4 Reverse Stock Split is approved by our stockholders at the Annual Meeting and the Company, in its sole discretion, determines to effect the 1:4 Reverse Stock Split, the Company plans to issue a press release announcing the 1:4 Effective Date of the 1:4 Reverse Stock Split and will file Articles of Amendment with the Maryland SDAT substantially in the form of the Proposed 1:4 Amendment attached hereto as Appendix A to effect the 1:4 Reverse Stock Split no later than August 1, 2026. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the 1:4 Effective Date will automatically be changed, as of the 1:4 Effective Date, into a fraction of a share based on the 1:4 ratio. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our Company’s equity incentive plan.

Except for adjustments that may result from the treatment of fractional shares of Common Stock, as described below, because the 1:4 Reverse Stock Split would apply to all issued shares of Common Stock, the implementation of the 1:4 Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of approximately two percent (2%) of the voting power of the outstanding Common Stock immediately prior to the effectiveness of the 1:4 Reverse Stock Split will generally continue to hold approximately two percent (2%) of the voting power of the outstanding Common Stock immediately thereafter. Moreover, the number of stockholders of record of our Common Stock will not be affected by the 1:4 Reverse Stock Split.

The Proposed 1:4 Amendment, if adopted, will not change the terms of our Common Stock or Preferred Stock. Upon effectiveness of the 1:4 Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and other distributions and will be identical in all other respects to the Common Stock now authorized. Following the 1:4 Reverse Stock Split, the Common Stock will remain fully paid and non-assessable.

Upon the effectiveness of the 1:4 Reverse Stock Split, the par value of our Common Stock will increase proportionately to the 1:4 ratio of the 1:4 Reverse Stock Split. However, the Board will exercise its right under Section 2-605(a)(2) of the Maryland General Corporation Law (the “MGCL”) to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it will remain at $0.001 per share.

Effects on the Number of Authorized Shares.

The total number of shares of capital stock that we are authorized to issue will not be affected by the 1:4 Reverse Stock Split and will remain at one billion (1,000,000,000) shares of stock, consisting of nine hundred million (900,000,000) shares of Common Stock and one hundred million (100,000,000) shares of preferred stock. Although the number of authorized shares of capital stock will not change as a result of the 1:4 Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced in proportion to the 1:4 ratio of the 1:4 Reverse Stock Split. Thus, the 1:4 Reverse Stock Split will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance by the amount of the reduction effected by the 1:4 Reverse Stock Split. The relative increase in the amount of authorized and unissued shares of Common Stock will allow for the ability to issue additional shares in connection with future financings, equity incentive plans and other desirable corporate activities without requiring our stockholders to approve an increase in the authorized number of shares of capital stock each time any such an action is contemplated. If the 1:4 Reverse Stock Split is implemented, all or any of the authorized and unissued shares of Common Stock may be issued in the future for such corporate purposes and such consideration as our Board deems advisable from time to time, subject to any limitations in our Charter, without further action by our stockholders and without first offering such shares to our stockholders.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the market price of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Listing.

Our Common Stock currently trades on Nasdaq and TASE. The implementation of the 1:4 Reverse Stock Split will directly affect the listing of our Common Stock on Nasdaq, and we believe that the 1:4 Reverse Stock Split could potentially increase our share price, facilitating compliance with the Nasdaq Minimum Bid Price Rule. Following the 1:4 Reverse Stock Split, we intend for our Common Stock to continue to be listed on Nasdaq under the symbol “CMCT,” subject to our ability to continue to comply with Nasdaq’s rules, although our Common Stock would have a new committee on uniform securities identification procedures number, a number used to identify our Common Stock. Our Common Stock will cease to be listed on TASE as of August 15, 2025.

“Public Company” Status.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed 1:4 Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The 1:4 Reverse Stock Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.

It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the 1:4 Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following the 1:4 Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares.

Possible Anti-Takeover Effects.

If stockholders approve the 1:4 Reverse Stock Split and the Board implements the 1:4 Reverse Stock Split, the 1:4 Reverse Stock Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital stock relative to the number of shares of capital stock outstanding after effecting the 1:4 Reverse Stock Split. A relative increase in the number of our authorized shares of capital stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of capital stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of capital stock for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional shares of capital stock to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with a 1:4 Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a 1:4 Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the 1:4 Effective Date.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the 1:4 Reverse Stock Split to holders of our Common Stock. This summary is based on the income tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the 1:4 Reverse Stock Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders liable for the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Common Stock whose functional currency is not the U.S. dollar, holders that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Common Stock in connection with employment or other performance of services, or persons that do not hold our Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the 1:4 Reverse Stock Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the 1:4 Reverse Stock Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE 1:4 REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE 1:4 REVERSE STOCK SPLIT.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes:

•an individual citizen or resident of the United States;

•a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the 1:4 Reverse Stock Split

The 1:4 Reverse Stock Split should constitute a “recapitalization” for U.S. Federal income tax purposes. Except as described below with respect to cash received in lieu of a fractional share, U.S. holders should not recognize gain or loss as a result of the 1:4 Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of the Common Stock received pursuant to a 1:4 Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the 1:4 Reverse Stock Split to shares of Common Stock received pursuant to the 1:4 Reverse Stock Split. U.S. holders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The receipt of cash in lieu of fractional shares of Common Stock pursuant to the 1:4 Reverse Stock Split will be a taxable transaction for U.S. Federal income tax purposes. A U.S. holder who receives cash in exchange for a fractional share will generally recognize gain or loss for U.S. Federal income tax purposes equal to the difference, if any, between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocated to the fractional share exchanged.

Non-U.S. Holders

Subject to the discussion of backup withholding below, non-U.S. holders generally will not be subject to United States federal income or withholding tax on any gain or loss as a result of the 1:4 Reverse Stock Split, including with respect to cash received in lieu of a fractional share of Common Stock provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the 1:4 Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the 1:4 Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Information Reporting and Backup Withholding

Cash payments received by a holder of Common Stock pursuant to the 1:4 Reverse Stock Split may be subject to information reporting and may also be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 24%) if the holder fails to comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Accounting Consequences

Following the 1:4 Effective Date of the 1:4 Reverse Stock Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the 1:4 Reverse Stock Split.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•If you hold registered shares in book-entry form, you do not need to take any action to receive shares in registered book-entry form after the effectiveness of the 1:4 Reverse Stock Split.

•A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the 1:4 Effective Date indicating the number of shares that you hold.

Shares held in “Street Name”

Upon the implementation of the 1:4 Reverse Stock Split, we intend to treat stockholders holding our shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholder whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the 1:4 Reverse Stock Split for their beneficial holders holding our shares in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the 1:4 Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Stockholders do not have appraisal rights under Maryland law or under our Charter or Bylaws in connection with the 1:4 Reverse Stock Split.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 4, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other stockholders.

Text of the Proposed 1:4 Amendment to the Charter

The Proposed 1:4 Amendment in Appendix A to this proxy statement reflects the full text of the amendment to effect the 1:4 Reverse Stock Split, which qualifies the summary in this Proposal 4. The 1:4 Reverse Stock Split will become effective upon the filing and effectiveness of Articles of Amendment with the Maryland SDAT. Stockholders are urged to read the actual text of Appendix A. To the extent there is a conflict between this summary and the text of the Proposed 1:4 Amendment in Appendix A, the terms set forth in Appendix A govern.

Required Vote

The affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 4 is required to approve Proposal 4. For purposes of the vote on this Proposal 4, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 4. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 4.

We expect this Proposal 4 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 4. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have the same effect as votes “AGAINST” this Proposal 4.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have the effect of a vote “AGAINST” this Proposal 4.

The Board recommends a vote “FOR” the approval of an amendment to the Charter to effect the 1:4 Reverse Stock Split.

PROPOSAL 5:

TO APPROVE THE AMENDMENT OF OUR CHARTER TO
EFFECT THE 1:7 REVERSE STOCK SPLIT
Overview

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Charter to effect the 1:7 Reverse Stock Split. The 1:7 Reverse Stock Split is a consolidation of the Common Stock by a ratio of 1:7.

If the 1:7 Reverse Stock Split is approved by our stockholders, then the Company, in its discretion, may effect the 1:7 Reverse Stock Split with a ratio of 1:7 at any time prior to August 1, 2026. Our Board believes that a 1:7 Reverse Stock Split with a ratio of 1:7 is designed to maximize the anticipated benefits for the Company and its stockholders. In determining the 1:7 ratio of the 1:7 Reverse Stock Split, our Board considered, among other things, factors such as:

•the historical trading price and trading volume of our Common Stock;

•the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the 1:7 Reverse Stock Split on the trading market for our Common Stock;

•our ability to have our Common Stock remain listed on Nasdaq, including the maintenance of the required number of shares of Common Stock registered with Nasdaq;

•the anticipated impact of the 1:7 Reverse Stock Split on our ability to raise additional financing;

•the potential for downward pressure on the bid price of the Common Stock caused by redemptions of Preferred Stock; and

•prevailing general market and economic conditions.

If the 1:7 Reverse Stock Split is approved by our stockholders and the Company, in its sole discretion, determines to effect the 1:7 Reverse Stock Split, we will issue a press release announcing the 1:7 Effective Date (as defined below) of the 1:7 Reverse Stock Split and will file the Articles of Amendment, substantially in the form attached hereto as Appendix B (the “Proposed 1:7 Amendment”), to effect the 1:7 Reverse Stock Split. The 1:7 Reverse Stock Split will become effective upon the effective time stated in the Articles of Amendment (the “1:7 Effective Date”), after the Articles of Amendment are accepted for record by the Maryland SDAT. The 1:7 Effective Date shall be no later than August 1, 2026.

If each of Proposal No. 4, Proposal No. 5, and Proposal No. 6 are approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or to implement none of the proposals. Providing the Company with discretion to select the exchange ratio at which to effect a reverse stock split—based on one of the three ratios contemplated by the proposed amendments—rather than requiring approval of a single fixed ratio, affords the Company flexibility to respond to prevailing market conditions, achieve its objectives with the reverse stock split, and act in the best interests of the Company. If certain but not all of Proposal No. 4, Proposal No. 5, or Proposal No. 6 were to be approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or take no action with respect to such approved proposals.

Reasons for the 1:7 Reverse Stock Split

As previously reported, the Company has previously failed to comply with the Nasdaq Minimum Bid Price Rule. As previously reported, after falling out of compliance with the Nasdaq Minimum Bid Price Rule, the Company had previously been eligible for the Nasdaq Compliance Grace Period. The Company is no longer eligible for the Nasdaq Compliance Grace Period. As such, if the Company fails to maintain compliance with the Nasdaq Minimum Bid Price Rule at any time, then it could be immediately delisted from Nasdaq.

While the Company is currently in compliance with the Nasdaq Minimum Bid Price Rule, the Common Stock bid price has come under significant downward pressure since August 2024 when the Company announced its intention to redeem, and has redeemed, shares of its Preferred Stock and pay the redemption price in shares of Common Stock. Holders of the Preferred Stock have the right, at each such holder’s option, to require the Company to redeem any or all of such holder’s shares of Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the redemption date, subject to the terms of such Preferred Stock set forth in the Charter. This holder redemption price may be paid in cash or in shares of Common Stock (based on the VWAP of the Common Stock for the 20 trading days immediately preceding the applicable redemption date, with each such term as defined in the Charter), at the Company’s option. Recently, the Company has chosen to pay such redemptions in shares of Common Stock in order to increase its common equity as a percentage of assets and improve its liquidity.

In addition, the Company has in the past exercised its right to redeem shares of Preferred Stock at its option (subject to the terms of the Preferred Stock set forth in the Charter) and pay the redemption price in shares of Common Stock, and the Company may do so again in the future.

We believe that the significant volume of Common Stock issued to meet redemption requests and in connection with redemptions at the Company’s option has placed significant downward pressure on the bid price of our Common Stock. If our Common Stock price declines, more shares of Common Stock are issuable under the 20-day VWAP formula, which in turn may place further downward pressure on the bid price of our Common Stock.

The proposed 1:7 Reverse Stock Split is intended to adjust the bid price of the Common Stock upward in an effort to maintain compliance with Nasdaq’s Minimum Bid Price Rule. Our Board believes that that the 1:7 Reverse Stock Split ratio of 1:7 is in the best interest of the Company and that such ratio will improve the price level of our Common Stock so that we are able to comply with the Nasdaq Minimum Bid Price Rule. However, we cannot assure you that after the 1:7 Reverse Stock Split the market price of our Common Stock will increase proportionately to reflect the ratio for the 1:7 Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the 1:7 Reverse Stock Split or that we will be able to maintain our listing on Nasdaq.

Consequences of Not Approving this Proposal

If Proposal 5 is not approved by stockholders, it could result in material adverse consequences for the Company, including potential delisting from Nasdaq. If our Common Stock is delisted from Nasdaq, we may be forced to seek to have the Common Stock traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. If the Company’s Common Stock is delisted from Nasdaq, the Company could face material adverse consequences, including:

•a limited availability of market quotations for the Common Stock;

•reduced liquidity;

•a determination that the Common Stock is a “penny stock,” which will require brokers trading in the Company’s shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•a limited amount of news and analyst coverage for the Company;

•a decreased ability to issue additional securities or obtain additional financing in the future;

•potential need to register under applicable state securities or “blue sky” laws any Common Stock that is elected by the Company to be issued to redeem Preferred Stock in lieu of cash when the cash required is not available; and

•if registration under applicable state securities or “blue sky” laws is not able to be accomplished in a particular state and the cash required for such redemption is not available, there may not be an ability to redeem Preferred Stock when all other criteria for redemption have been met.

Despite the efforts described above, there can be no assurance that the Company will ultimately maintain compliance with the Nasdaq Minimum Bid Price Rule.

Potential Adverse Effects of Approving this Proposal

We cannot assure you that the 1:7 Reverse Stock Split, if effected, will increase our stock price and have the desired effect of maintaining compliance with the Nasdaq Minimum Bid Price Rule.

The Board expects that the 1:7 Reverse Stock Split, if effected, will increase the market price of our Common Stock so that we are able to maintain compliance with the Nasdaq Minimum Bid Price Rule. However, the effect of the 1:7 Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the implementation of the 1:7 Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting therefrom, and the market price per share after the 1:7 Reverse Stock Split may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the 1:7 Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the 1:7 Reverse Stock Split, including our future financial and operating performance. If the 1:7 Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the 1:7 Reverse Stock Split.

The implementation of the 1:7 Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the implementation of the 1:7 Reverse Stock Split, given the reduced number of shares of Common Stock that would be outstanding after the 1:7 Reverse Stock Split, particularly if the share price does not increase as a result thereof. In addition, investors might consider the increased proportion of unissued authorized capital stock to issued shares of capital stock resulting from the 1:7 Reverse Stock Split to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the 1:7 Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the 1:7 Reverse Stock Split

Common Stock and Preferred Stock.

If the 1:7 Reverse Stock Split is approved by our stockholders at the Annual Meeting and the Company, in its sole discretion, determines to effect the 1:7 Reverse Stock Split, the Company plans to issue a press release announcing the 1:7 Effective Date of the 1:7 Reverse Stock Split and will file Articles of Amendment with the Maryland SDAT substantially in the form of the Proposed 1:7 Amendment attached hereto as Appendix B to effect the 1:7 Reverse Stock Split no later than August 1, 2026. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the 1:7 Effective Date will automatically be changed, as of the 1:7 Effective Date, into a fraction of a share based on the 1:7 ratio. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our Company’s equity incentive plan.

Except for adjustments that may result from the treatment of fractional shares of Common Stock, as described below, because the 1:7 Reverse Stock Split would apply to all issued shares of Common Stock, the implementation of the 1:7 Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of approximately two percent (2%) of the voting power of the outstanding Common Stock immediately prior to the effectiveness of the 1:7 Reverse Stock Split will generally continue to hold approximately two percent (2%) of the voting power of the outstanding Common Stock immediately thereafter. Moreover, the number of stockholders of record of our Common Stock will not be affected by the 1:7 Reverse Stock Split.

The Proposed 1:7 Amendment, if adopted, will not change the terms of our Common Stock or Preferred Stock. Upon effectiveness of the 1:7 Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and other distributions and will be identical in all other respects to the Common Stock now authorized. Following the 1:7 Reverse Stock Split, the Common Stock will remain fully paid and non-assessable.

Upon the effectiveness of the 1:7 Reverse Stock Split, the par value of our Common Stock will increase proportionately to the 1:7 ratio of the 1:7 Reverse Stock Split. However, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it will remain at $0.001 per share.

Effects on the Number of Authorized Shares.

The total number of shares of capital stock that we are authorized to issue will not be affected by the 1:7 Reverse Stock Split and will remain at one billion (1,000,000,000) shares of stock, consisting of nine hundred million (900,000,000) shares of Common Stock and one hundred million (100,000,000) shares of preferred stock. Although the number of authorized shares of capital stock will not change as a result of the 1:7 Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced in proportion to the 1:7 ratio of the 1:7 Reverse Stock Split. Thus, the 1:7 Reverse Stock Split will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance by the amount of the reduction effected by the 1:7 Reverse Stock Split. The relative increase in the amount of authorized and unissued shares of Common Stock will allow for the ability to issue additional shares in connection with future financings, equity incentive plans and other desirable corporate activities without requiring our stockholders to approve an increase in the authorized number of shares of capital stock each time any such an action is contemplated. If the 1:7 Reverse Stock Split is implemented, all or any of the authorized and unissued shares of Common Stock may be issued in the future for such corporate purposes and such consideration as our Board deems advisable from time to time, subject to any limitations in our Charter, without further action by our stockholders and without first offering such shares to our stockholders.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the market price of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Listing.

Our Common Stock currently trades on Nasdaq and TASE. The implementation of the 1:7 Reverse Stock Split will directly affect the listing of our Common Stock on Nasdaq, and we believe that the 1:7 Reverse Stock Split could potentially increase our share price, facilitating compliance with the Nasdaq Minimum Bid Price Rule. Following the 1:7 Reverse Stock Split, we intend for our Common Stock to continue to be listed on Nasdaq under the symbol “CMCT,” subject to our ability to continue to comply with Nasdaq’s rules, although our Common Stock would have a new committee on uniform securities identification procedures number, a number used to identify our Common Stock. Our Common Stock will cease to be listed on TASE as of August 15, 2025.

“Public Company” Status.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed 1:7 Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The 1:7 Reverse Stock Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.

It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the 1:7 Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following the 1:7 Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares.

Possible Anti-Takeover Effects.

If stockholders approve the 1:7 Reverse Stock Split and the Board implements the 1:7 Reverse Stock Split, the 1:7 Reverse Stock Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital stock relative to the number of shares of capital stock outstanding after effecting the 1:7 Reverse Stock Split. A relative increase in the number of our authorized shares of capital stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of capital stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of capital stock for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional shares of capital stock to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with a 1:7 Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a 1:7 Reverse Stock

Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the 1:7 Effective Date.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the 1:7 Reverse Stock Split to holders of our Common Stock. This summary is based on the income tax provisions of the Code, United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the 1:7 Reverse Stock Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders liable for the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Common Stock whose functional currency is not the U.S. dollar, holders that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Common Stock in connection with employment or other performance of services, or persons that do not hold our Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the 1:7 Reverse Stock Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the 1:7 Reverse Stock Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE 1:7 REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE 1:7 REVERSE STOCK SPLIT.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes:

•an individual citizen or resident of the United States;

•a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the 1:7 Reverse Stock Split

The 1:7 Reverse Stock Split should constitute a “recapitalization” for U.S. Federal income tax purposes. Except as described below with respect to cash received in lieu of a fractional share, U.S. holders should not recognize gain or loss as a result of the 1:7 Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of the Common Stock received pursuant to a 1:7 Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the 1:7 Reverse Stock Split to shares of Common Stock received pursuant to the 1:7 Reverse Stock Split. U.S. holders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The receipt of cash in lieu of fractional shares of Common Stock pursuant to the 1:7 Reverse Stock Split will be a taxable transaction for U.S. Federal income tax purposes. A U.S. holder who receives cash in exchange for a fractional share will generally recognize gain or loss for U.S. Federal income tax purposes equal to the difference, if any, between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocated to the fractional share exchanged.

Non-U.S. Holders

Subject to the discussion of backup withholding below, non-U.S. holders generally will not be subject to United States federal income or withholding tax on any gain or loss as a result of the 1:7 Reverse Stock Split, including with respect to cash received in lieu of a fractional share of Common Stock provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the 1:7 Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the 1:7 Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Information Reporting and Backup Withholding

Cash payments received by a holder of Common Stock pursuant to the 1:7 Reverse Stock Split may be subject to information reporting and may also be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 24%) if the holder fails to comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Accounting Consequences

Following the 1:7 Effective Date of the 1:7 Reverse Stock Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the 1:7 Reverse Stock Split.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•If you hold registered shares in book-entry form, you do not need to take any action to receive shares in registered book-entry form after the effectiveness of the 1:7 Reverse Stock Split.

•A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the 1:7 Effective Date indicating the number of shares that you hold.

Shares held in “Street Name”

Upon the implementation of the 1:7 Reverse Stock Split, we intend to treat stockholders holding our shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholder whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the 1:7 Reverse Stock Split for their beneficial holders holding our shares in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the 1:7 Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Stockholders do not have appraisal rights under Maryland law or under our Charter or Bylaws in connection with the 1:7 Reverse Stock Split.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 5, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other stockholders.

Text of the Proposed 1:7 Amendment to the Charter

The Proposed 1:7 Amendment in Appendix B to this proxy statement reflects the full text of the amendment to effect the 1:7 Reverse Stock Split, which qualifies the summary in this Proposal 5. The 1:7 Reverse Stock Split will become effective upon the filing and effectiveness of Articles of Amendment with the Maryland SDAT. Stockholders are urged to read the actual text of Appendix B. To the extent there is a conflict between this summary and the text of the Proposed 1:7 Amendment in Appendix B, the terms set forth in Appendix B govern.

Required Vote

The affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 5 is required to approve Proposal 5. For purposes of the vote on this Proposal 5, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 5. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 5.

We expect this Proposal 5 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 5. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have the same effect as votes “AGAINST” this Proposal 5.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have the effect of a vote “AGAINST” this Proposal 5.

The Board recommends a vote “FOR” the approval of an amendment to the Charter to effect the 1:7 Reverse Stock Split.

PROPOSAL 6:

TO APPROVE THE AMENDMENT OF OUR CHARTER TO
EFFECT THE 1:10 REVERSE STOCK SPLIT
Overview

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Charter to effect the 1:10 Reverse Stock Split. The 1:10 Reverse Stock Split is a consolidation of the Common Stock by a ratio of 1:10.

If the 1:10 Reverse Stock Split is approved by our stockholders, then the Company, in its discretion, may effect the 1:10 Reverse Stock Split with a ratio of 1:10 at any time prior to August 1, 2026. Our Board believes that a 1:10 Reverse Stock Split with a ratio of 1:10 is designed to maximize the anticipated benefits for the Company and its stockholders. In determining the 1:10 ratio of the 1:10 Reverse Stock Split, our Board considered, among other things, factors such as:

•the historical trading price and trading volume of our Common Stock;

•the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the 1:10 Reverse Stock Split on the trading market for our Common Stock;

•our ability to have our Common Stock remain listed on Nasdaq, including the maintenance of the required number of shares of Common Stock registered with Nasdaq;

•the anticipated impact of the 1:10 Reverse Stock Split on our ability to raise additional financing;

•the potential for downward pressure on the bid price of the Common Stock caused by redemptions of Preferred Stock; and

•prevailing general market and economic conditions.

If the 1:10 Reverse Stock Split is approved by our stockholders and the Company, in its sole discretion, determines to effect the 1:10 Reverse Stock Split, we will issue a press release announcing the 1:10 Effective Date (as defined below) of the 1:10 Reverse Stock Split and will file the Articles of Amendment, substantially in the form attached hereto as Appendix C (the “Proposed 1:10 Amendment”), to effect the 1:10 Reverse Stock Split. The 1:10 Reverse Stock Split will become effective upon the effective time stated in the Articles of Amendment (the “1:10 Effective Date”), after the Articles of Amendment are accepted for record by the Maryland SDAT. The 1:10 Effective Date shall be no later than August 1, 2026.

If each of Proposal No. 4, Proposal No. 5, and Proposal No. 6 are approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or to implement none of the proposals. Providing the Company with discretion to select the exchange ratio at which to effect a reverse stock split—based on one of the three ratios contemplated by the proposed amendments—rather than requiring approval of a single fixed ratio, affords the Company flexibility to respond to prevailing market conditions, achieve its objectives with the reverse stock split, and act in the best interests of the Company. If certain but not all of Proposal No. 4, Proposal No. 5, or Proposal No. 6 were to be approved at the Annual Meeting, the Company may elect, in its sole discretion, to implement only one of the approved proposals at any time prior to August 1, 2026, or take no action with respect to such approved proposals.

Reasons for the 1:10 Reverse Stock Split

As previously reported, the Company has previously failed to comply with the Nasdaq Minimum Bid Price Rule. As previously reported, after falling out of compliance with the Nasdaq Minimum Bid Price Rule, the Company had previously been eligible for the Nasdaq Compliance Grace Period. The Company is no longer eligible for the Nasdaq Compliance Grace Period. As such, if the Company fails to maintain compliance with the Nasdaq Minimum Bid Price Rule at any time, then it could be immediately delisted from Nasdaq.

While the Company is currently in compliance with the Nasdaq Minimum Bid Price Rule, the Common Stock bid price has come under significant downward pressure since August 2024 when the Company announced its intention to redeem, and has redeemed, shares of its Preferred Stock and pay the redemption price in shares of Common Stock. Holders of the Preferred Stock have the right, at each such holder’s option, to require the Company to redeem any or all of such holder’s shares of Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the redemption date, subject to the terms of such Preferred Stock set forth in the Charter. This holder redemption price may be paid in cash or in shares of Common Stock (based on the VWAP of the Common Stock for the 20 trading days immediately preceding the applicable redemption date, with each such term as defined in the Charter), at the Company’s option. Recently, the Company has chosen to pay such redemptions in shares of Common Stock in order to increase its common equity as a percentage of assets and improve its liquidity.

In addition, the Company has in the past exercised its right to redeem shares of Preferred Stock at its option (subject to the terms of the Preferred Stock set forth in the Charter) and pay the redemption price in shares of Common Stock, and the Company may do so again in the future.

We believe that the significant volume of Common Stock issued to meet redemption requests and in connection with redemptions at the Company’s option has placed significant downward pressure on the bid price of our Common Stock. If our Common Stock price declines, more shares of Common Stock are issuable under the 20-day VWAP formula, which in turn may place further downward pressure on the bid price of our Common Stock.

The proposed 1:10 Reverse Stock Split is intended to adjust the bid price of the Common Stock upward in an effort to maintain compliance with Nasdaq’s Minimum Bid Price Rule. Our Board believes that that the 1:10 Reverse Stock Split ratio of 1:10 is in the best interest of the Company and that such ratio will improve the price level of our Common Stock so that we are able to comply with the Nasdaq Minimum Bid Price Rule. However, we cannot assure you that after the 1:10 Reverse Stock Split the market price of our Common Stock will increase proportionately to reflect the ratio for the 1:10 Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the 1:10 Reverse Stock Split or that we will be able to maintain our listing on Nasdaq.

Consequences of Not Approving this Proposal

If Proposal 6 is not approved by stockholders, it could result in material adverse consequences for the Company, including potential delisting from Nasdaq. If our Common Stock is delisted from Nasdaq, we may be forced to seek to have the Common Stock traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. If the Company’s Common Stock is delisted from Nasdaq, the Company could face material adverse consequences, including:

•a limited availability of market quotations for the Common Stock;

•reduced liquidity;

•a determination that the Common Stock is a “penny stock,” which will require brokers trading in the Company’s shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•a limited amount of news and analyst coverage for the Company;

•a decreased ability to issue additional securities or obtain additional financing in the future;

•potential need to register under applicable state securities or “blue sky” laws any Common Stock that is elected by the Company to be issued to redeem Preferred Stock in lieu of cash when the cash required is not available; and

•if registration under applicable state securities or “blue sky” laws is not able to be accomplished in a particular state and the cash required for such redemption is not available, there may not be an ability to redeem Preferred Stock when all other criteria for redemption have been met.

Despite the efforts described above, there can be no assurance that the Company will ultimately maintain compliance with the Nasdaq Minimum Bid Price Rule.

Potential Adverse Effects of Approving this Proposal

We cannot assure you that the 1:10 Reverse Stock Split, if effected, will increase our stock price and have the desired effect of maintaining compliance with the Nasdaq Minimum Bid Price Rule.

The Board expects that the 1:10 Reverse Stock Split, if effected, will increase the market price of our Common Stock so that we are able to maintain compliance with the Nasdaq Minimum Bid Price Rule. However, the effect of the 1:10 Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the implementation of the 1:10 Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting therefrom, and the market price per share after the 1:10 Reverse Stock Split may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the 1:10 Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the 1:10 Reverse Stock Split, including our future financial and operating performance. If the 1:10 Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the 1:10 Reverse Stock Split.

The implementation of the 1:10 Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the implementation of the 1:10 Reverse Stock Split, given the reduced number of shares of Common Stock that would be outstanding after the 1:10 Reverse Stock Split, particularly if the share price does not increase as a result thereof. In addition, investors might consider the increased proportion of unissued authorized capital stock to issued shares of capital stock resulting from the 1:10 Reverse Stock Split to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the 1:10 Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the 1:10 Reverse Stock Split

Common Stock and Preferred Stock.

If the 1:10 Reverse Stock Split is approved by our stockholders at the Annual Meeting and the Company, in its sole discretion, determines to effect the 1:10 Reverse Stock Split, the Company plans to issue a press release announcing the 1:10 Effective Date of the 1:10 Reverse Stock Split and will file Articles of Amendment with the Maryland SDAT substantially in the form of the Proposed 1:10 Amendment attached hereto as Appendix C to effect the 1:10 Reverse Stock Split no later than August 1, 2026. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the 1:10 Effective Date will automatically be changed, as of the 1:10 Effective Date, into a fraction of a share based on the 1:10 ratio. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our Company’s equity incentive plan.

Except for adjustments that may result from the treatment of fractional shares of Common Stock, as described below, because the 1:10 Reverse Stock Split would apply to all issued shares of Common Stock, the implementation of the 1:10 Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of approximately two percent (2%) of the voting power of the outstanding Common Stock immediately prior to the effectiveness of the 1:10 Reverse Stock Split will generally continue to hold approximately two percent (2%) of the voting power of the outstanding Common Stock immediately thereafter. Moreover, the number of stockholders of record of our Common Stock will not be affected by the 1:10 Reverse Stock Split.

The Proposed 1:10 Amendment, if adopted, will not change the terms of our Common Stock or Preferred Stock. Upon effectiveness of the 1:10 Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and other distributions and will be identical in all other respects to the Common Stock now authorized. Following the 1:10 Reverse Stock Split, the Common Stock will remain fully paid and non-assessable.

Upon the effectiveness of the 1:10 Reverse Stock Split, the par value of our Common Stock will increase proportionately to the 1:10 ratio of the 1:10 Reverse Stock Split. However, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it will remain at $0.001 per share.

Effects on the Number of Authorized Shares.

The total number of shares of capital stock that we are authorized to issue will not be affected by the 1:10 Reverse Stock Split and will remain at one billion (1,000,000,000) shares of stock, consisting of nine hundred million (900,000,000) shares of Common Stock and one hundred million (100,000,000) shares of preferred stock. Although the number of authorized shares of capital stock will not change as a result of the 1:10 Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced in proportion to the 1:10 ratio of the 1:10 Reverse Stock Split. Thus, the 1:10 Reverse Stock Split will effectively increase the number of authorized and unissued shares of Common Stock available for future issuance by the amount of the reduction effected by the 1:10 Reverse Stock Split. The relative increase in the amount of authorized and unissued shares of Common Stock will allow for the ability to issue additional shares in connection with future financings, equity incentive plans and other desirable corporate activities without requiring our stockholders to approve an increase in the authorized number of shares of capital stock each time any such an action is contemplated. If the 1:10 Reverse Stock Split is implemented, all or any of the authorized and unissued shares of Common Stock may be issued in the future for such corporate purposes and such consideration as our Board deems advisable from time to time, subject to any limitations in our Charter, without further action by our stockholders and without first offering such shares to our stockholders.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of Common Stock. If these factors were reflected in the market price of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Listing.

Our Common Stock currently trades on Nasdaq and TASE. The implementation of the 1:10 Reverse Stock Split will directly affect the listing of our Common Stock on Nasdaq, and we believe that the 1:10 Reverse Stock Split could potentially increase our share price, facilitating compliance with the Nasdaq Minimum Bid Price Rule. Following the 1:10 Reverse Stock Split, we intend for our Common Stock to continue to be listed on Nasdaq under the symbol “CMCT,” subject to our ability to continue to comply with Nasdaq’s rules, although our Common Stock would have a new committee on uniform securities identification procedures number, a number used to identify our Common Stock. Our Common Stock will cease to be listed on TASE as of August 15, 2025.

“Public Company” Status.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed 1:10 Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The 1:10 Reverse Stock Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.

It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the 1:10 Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following the 1:10 Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares.

Possible Anti-Takeover Effects.

If stockholders approve the 1:10 Reverse Stock Split and the Board implements the 1:10 Reverse Stock Split, the 1:10 Reverse Stock Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital stock relative to the number of shares of capital stock outstanding after effecting the 1:10 Reverse Stock Split. A relative increase in the number of our authorized shares of capital stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of capital stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of capital stock for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional shares of capital stock to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with a 1:10 Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a 1:10 Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the 1:10 Effective Date.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the 1:10 Reverse Stock Split to holders of our Common Stock. This summary is based on the income tax provisions of the Code, United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the 1:10 Reverse Stock Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders liable for the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Common Stock whose functional currency is not the U.S. dollar, holders that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Common Stock in connection with employment or other performance of services, or persons that do not hold our Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the 1:10 Reverse Stock Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the 1:10 Reverse Stock Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE 1:10 REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE 1:10 REVERSE STOCK SPLIT.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes:

•an individual citizen or resident of the United States;

•a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the 1:10 Reverse Stock Split
The 1:10 Reverse Stock Split should constitute a “recapitalization” for U.S. Federal income tax purposes. Except as described below with respect to cash received in lieu of a fractional share, U.S. holders should not recognize gain or loss as a result of the 1:10 Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of the Common Stock received pursuant to a 1:10 Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the 1:10 Reverse Stock Split to shares of Common Stock received pursuant to the 1:10 Reverse Stock Split. U.S. holders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The receipt of cash in lieu of fractional shares of Common Stock pursuant to the 1:10 Reverse Stock Split will be a taxable transaction for U.S. Federal income tax purposes. A U.S. holder who receives cash in exchange for a fractional share will generally recognize gain or loss for U.S. Federal income tax purposes equal to the difference, if any, between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocated to the fractional share exchanged.

Non-U.S. Holders

Subject to the discussion of backup withholding below, non-U.S. holders generally will not be subject to United States federal income or withholding tax on any gain or loss as a result of the 1:10 Reverse Stock Split, including with respect to cash received in lieu of a fractional share of Common Stock provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the 1:10 Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the 1:10 Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Information Reporting and Backup Withholding

Cash payments received by a holder of Common Stock pursuant to the 1:10 Reverse Stock Split may be subject to information reporting and may also be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 24%) if the holder fails to comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Accounting Consequences

Following the 1:10 Effective Date of the 1:10 Reverse Stock Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the 1:10 Reverse Stock Split.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•If you hold registered shares in book-entry form, you do not need to take any action to receive shares in registered book-entry form after the effectiveness of the 1:10 Reverse Stock Split.

•A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the 1:10 Effective Date indicating the number of shares that you hold.

Shares held in “Street Name”

Upon the implementation of the 1:10 Reverse Stock Split, we intend to treat stockholders holding our shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholder whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the 1:10 Reverse Stock Split for their beneficial holders holding our shares in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the 1:10 Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Stockholders do not have appraisal rights under Maryland law or under our Charter or Bylaws in connection with the 1:10 Reverse Stock Split.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 6, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other stockholders.

Text of the Proposed 1:10 Amendment to the Charter

The Proposed 1:10 Amendment in Appendix C to this proxy statement reflects the full text of the amendment to effect the 1:10 Reverse Stock Split, which qualifies the summary in this Proposal 6. The 1:10 Reverse Stock Split will become effective upon the filing and effectiveness of Articles of Amendment with the Maryland SDAT. Stockholders are urged to read the actual text of Appendix C. To the extent there is a conflict between this summary and the text of the Proposed 1:10 Amendment in Appendix C, the terms set forth in Appendix C govern.

Required Vote

The affirmative vote of a majority of all of the votes entitled to be cast on this Proposal 6 is required to approve Proposal 6. For purposes of the vote on this Proposal 6, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. However, if you do not instruct your broker how to vote on this proposal and your broker does not vote those shares, your shares will be treated as broker non-votes. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 6. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 6.

We expect this Proposal 6 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 6. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting. Broker non-votes will have the same effect as votes “AGAINST” this Proposal 6.

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares and you must vote through the electronic voting system of the ISA. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum, but will have the effect of a vote “AGAINST” this Proposal 6.

The Board recommends a vote “FOR” the approval of an amendment to the Charter to effect the 1:10 Reverse Stock Split.

CORPORATE GOVERNANCE
Company Leadership Structure; Board Role in Risk Oversight

Leadership Structure. The Board does not have a formal policy regarding the leadership structure of the Company and whether the roles of chairman and chief executive officer should be separated, but instead believes that these matters should be determined based on a number of different factors and circumstances, including the Company’s position, history, size, culture, stockholder base, board size and board composition and that, as a result, the appropriate structure may change from time to time as circumstances warrant. Currently, the roles of chairman of the board and chief executive officer of the Company are separated. Our chairman of the board is Mr. Ressler, and our chief executive officer is Mr. Thompson.

Risk Oversight. The Company is exposed to a variety of risks. The entire Board regularly assesses major risks facing the Company and reviews options for their mitigation. The Board may appoint a committee to address a specific risk or to oversee the Company’s response to a specific risk. In particular, the Audit Committee of the Board oversees the Company’s policies with respect to risk assessment and risk oversight and oversees risk with respect to financial reporting matters. The Board also relies on management to bring significant matters to its attention.

The Board believes that the Company’s current leadership structure, including the independent Audit Committee oversight function and the open access of the Board to the Company’s executive officers and senior management as the Board determines is appropriate, supports the oversight role of the Board in the Company’s risk management.

Statement on Corporate Governance

Governance Principles. The Board has adopted a set of Governance Principles that provides a framework for the governance of the Company. The Company’s Governance Principles may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.” Such information is not incorporated by reference in this proxy statement.

Contacting the Board. The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company, at 5956 Sherry Lane, Suite 700, Dallas, Texas 75225, or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the Audit Committee, which in turn may forward certain communications to the entire Board in its discretion.

Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, the Operator (as defined below) and the Administrator (as defined below), including the Company’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).

If the Board amends any provisions of the Code of Ethics that applies to the Company’s principal executive officer or any other executive officer of the Company or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by disclosing the amendment or waiver in a Current Report on Form 8-K filed with the SEC within four business days following such amendment or waiver.

The Company’s Code of Business Conduct and Ethics may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.” Such information is not incorporated by reference in this proxy statement.

Meetings of the Board

The Board held a total of eight meetings during the year ended December 31, 2024. Each director attended at least 75 percent of the aggregate number of Board meetings and the meetings of committees on which he or she served during 2024.

Directors are encouraged to attend the annual meeting of stockholders of the Company. The majority of members of our Board virtually attended our 2024 annual meeting of stockholders.

Independent Director Meetings

The independent directors have at least one regularly scheduled meeting or executive session per year without the presence of other directors and management. Any independent director can request that an additional executive session be scheduled.

Committees of the Board

The Board has the following standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee. The Company has a standing Audit Committee that oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The Audit Committee consists of Ms. Wong (chair), Mr. Bryant and Ms. Edwards. The Audit Committee is comprised entirely of directors who meet the independence and financial literacy requirements of Nasdaq and applicable SEC rules. See “—Independence of Directors.” In addition, the Board has determined that Ms. Wong qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence, and the performance of the Company’s internal audit function, if any. In accordance with its Audit Committee Charter, the Audit Committee is directly responsible for the appointment and oversight of the independent registered public accounting firm, who reports directly to the Committee, approval of the engagement fee of the independent registered public accounting firm and pre-approval of the audit services and any permitted non audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. Further, the Audit Committee supervises the Company’s compliance with the cybersecurity rule promulgated by the SEC. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm.

During 2024, the Audit Committee held five meetings.

The charter for the Audit Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.” Such information is not incorporated by reference in this proxy statement.

Compensation Committee. Our Compensation Committee consists of two of our independent directors: Mr. Bech (chairman) and Ms. Wong. Our Board has adopted a charter for the Compensation Committee that sets forth its specific functions, powers, duties and responsibilities. Among other things, the Compensation Committee charter calls upon the Compensation Committee to:
•In consultation with senior management, establish the Company’s general compensation philosophy and oversee the development, implementation and administration of compensation plans, policies and programs, if any;
•Oversee compliance of all compensation-related disclosure requirements, including producing an annual Compensation Committee Report for inclusion in the Company’s proxy statement in accordance with applicable SEC rules and regulations; and
•Review and make recommendations to the Board regarding any changes in compensation for directors.
During 2024, the Compensation Committee held one meeting.

The charter for the Compensation Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.” Such information is not incorporated by reference in this proxy statement.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is comprised of two of our independent directors: Mr. Bech (chairman) and Ms. Edwards. The Nominating and Corporate Governance Committee was formed to establish and implement our corporate governance practices and to nominate individuals for election to the Board. Our Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by our Board. Among other things, the committee charter calls upon the Nominating and Corporate Governance Committee to: (i) periodically review the size and composition of the Board and recommend to the Board such modifications to its size and/or composition as are determined by the Nominating and Corporate Governance Committee to be necessary or desirable; (ii) recommend to the Board the director nominees for the next annual meeting of stockholders; and (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company.

During 2024, the Nominating and Corporate Governance Committee held one meeting.

The charter for the Nominating and Corporate Governance Committee may be found on the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.” Such information is not incorporated by reference in this proxy statement.

Director Nomination Procedures

Director Qualifications. The Nominating and Corporate Governance Committee believes that each member of the Board must possess high personal and professional ethics, integrity and values, and be committed to representing the long term interests of the stockholders, as well as an inquisitive mind, an objective perspective, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carry out their duties and responsibilities effectively.

Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee may consider those factors it deems appropriate in evaluating director candidates as outlined above. The skills and personality of each director should fit with those of the other directors in building a Board that is effective, collegial and responsive to the needs of the Company. The Nominating and Corporate Governance Committee may consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Corporate Governance Committee may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates; however, no such consultant or search firm was engaged in the year ended December 31, 2024.

Stockholder Nominees. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “—Director Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be sent in accordance with the provisions of our bylaws and addressed to: Mr. Barry Berlin, Secretary of the Company, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225.

Additional information regarding submitting stockholder proposals is set forth in our bylaws. Stockholders may request a copy of our bylaws from the Company’s Secretary, Mr. Barry Berlin, Secretary of the Company, Creative Media & Community Trust Corporation, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225.

Director Nominees
Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors of the Company and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Douglas Bech	79	Director (independent)
John Hope Bryant	59	Director (independent)
Marcie Edwards	68	Director (independent)
Shaul Kuba	62	Director
Richard Ressler	66	Director and Chairman of the Board
Avraham Shemesh	63	Director
Elaine Wong	46	Director (independent)

Douglas Bech has served as a director of the Company since March 2014, and since 1997 as founder and chief executive officer of Raintree Resorts International ("Raintree"), a private enterprise engaged in vacation ownership and resort operations in Mexico, the United States and Canada. Prior to founding Raintree, Mr. Bech practiced securities and corporate finance law from 1970 to 1997. Mr. Bech also served as a director of J2 Global, Inc. from November 2000 to October 2021 and from August 1988 through November 2000, he served as a director of eFax.com, a company J2 Global, Inc. acquired in November 2000. In October 2021 Mr. Bech was appointed non-executive chairman of the board of directors of Consensus Cloud Solutions, Inc., a company which was spun off to the J2 (now renamed Ziff-Davis) shareholders. Mr. Bech also served as presiding independent director of HollyFrontier Corporation from July 2011 until May 2021, when Mr. Bech retired from its board of directors. Mr. Bech had previously served as a director of Frontier Oil Corporation from 1993 until its merger with Holly Corporation in July 2011. Mr. Bech also served, from 2014 until February 1, 2016, as an independent trust manager of Moody National REIT II, Inc., a registered, non-traded real estate investment trust that acquires limited service hotels in the United States. Mr. Bech’s previous work as a securities and corporate finance lawyer, as a director of other diverse public companies, and his experience as a chief executive officer of a multi-national enterprise provides expertise on corporate governance, legal matters and finance, as well as a general business management perspective to the Board.

John Hope Bryant has served as a director of the Company since November 2022. John Hope Bryant is an American entrepreneur, prominent thought leader, author, philanthropist, and a leading expert in financial literacy and economic inclusion. Referred to as the “conscience of capitalism” by numerous Fortune 500 CEOs, Mr. Bryant is the founder, chairman, and chief executive officer of Operation HOPE, Inc. the Nation’s largest nonprofit provider of financial literacy services for youth and adults. Mr. Bryant is also chairman and chief executive officer of John Hope Bryant Enterprises, Bryant Group Ventures and Bryant Group Advisors. Until June 2024, he was the executive chairman of The Promise Homes Company, which is the largest for-profit minority-controlled owner of institutional-quality, single-family residential rental homes in the United States. John Hope Bryant is responsible for financial literacy becoming the official policy of the U.S. federal government. He is the only American citizen to ever inspire the renaming of a building on the White House campus; from the U.S. Treasury Annex Building to the Freedman’s Bank Building, in honor of Lincoln’s unfinished work to teach freed slaves about money, in 1865. Named to the prestigious Forbes BLK50 List in December 2024 and TIME Magazine’s inaugural The Closers List, recognizing 18 global leaders working to close the racial wealth gap, Mr. Bryant has dedicated his career to transforming economic systems for underserved communities and ensuring inclusive growth in the AI-driven future. He is a CNBC contributor, host of the iHeart Radio podcast, “Money and Wealth with John Hope Bryant,” a member of the CNBC Global Financial Wellness Council and the CNBC CEO Council, and a best-selling author of six books, including Financial Literacy For All, released April 2024. He is one of the only bestselling authors on economics and business leadership in the world today who is African American. Mr. Bryant was selected to serve as a director because of his experience as an entrepreneur and a real estate investor, his leadership skill and his deep connections to the community, all of which are expected to bring valuable insight to the Board.

Marcie Edwards has served as a director of the Company since her appointment by our Board on February 11, 2021. Ms. Edwards served as the general manager of the Los Angeles Department of Water and Power (LADWP) from 2014 to 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the city manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the utility general manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was chair to the California Wildfire Safety Advisory Board as a gubernational appointee. Ms. Edwards served as a board member of S&C Electric Company in Chicago and a member of its audit committee from 2019 and 2021, respectively, until 2024. In 2019, Ms. Edwards was invited to serve a five-year assignment on the Southern California Gas Company’s Advisory Safety Council, which concluded in December 2024. Ms. Edwards has a Master in Public Administration degree from the University of LaVerne. Ms. Edwards’ extensive experience in public administration provides the Board with a strong resource on a variety of important strategic matters.

Shaul Kuba has served as a director of the Company since March 2014 and chief investment officer of the Company since March 2023. Mr. Kuba is a co-founder, principal and president of CIM’s Real Asset Services division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.’s platforms. As a principal and head of CIM Group, L.P.’s Development Group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.’s real estate assets. Additionally, Mr. Kuba is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.’s Investment, Allocation and Real Asset Management Committees and provides guidance on the diverse opportunities across CIM’s platforms. He also serves as an officer of various affiliates of CIM. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles. Mr. Kuba was selected to serve as a director because of his significant experience with the real estate development and sourcing new transactions as a result of his experience with CIM Group L.P., including as co-founder thereof, as well as his leadership roles at CIM Group L.P., all of which are expected to bring valuable insight to the Board of Directors.

Richard Ressler has served as director and chairman of the Company since March 2014. Mr. Ressler is the founder and president of Orchard Capital Corporation (“Orchard Capital”), a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM, a community-focused real estate and infrastructure owner, operator, lender and developer and the indirect parent of CIM Real Estate Finance Management, LLC, the external manager of CIM Real Estate Finance Trust, Inc. (“CMFT”), Orchard First Source Asset Management Holdings, LLC ( “OFSAM Holdings”), a holding company consisting of asset management businesses, including OFS Capital Management, LLC, a registered investment adviser focusing primarily on investments in middle-market loans and broadly syndicated loans, debt and equity positions in CLOs and other structured credit investments and other registered investment advisers focusing primarily on investments in broadly syndicated loan, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest. Mr. Ressler served as non-executive chairman of the board of Ziff Davis, Inc. (Nasdaq: ZD), formerly known as j2Global, Inc., from 1997 until May 2022 and as its chief executive officer from 1997 to 2000. In addition, he has also served as the chief executive officer and president and as a director of CMFT, a non-listed REIT operated by an affiliate of CIM that invests in net lease core real estate assets as well as real estate loans and other credit investments, since February 2018, and has served as chairman of its board of directors since August 2018. Mr. Ressler has served as the chairman of the investment risk management committee of CMFT since April 2022 and served as a member of the nominating and corporate governance committee from August 2018 to March 2022. Mr. Ressler served as the chief executive officer, president and a director of CIM Income NAV, Inc. (“CIM Income NAV”) from February 2018 to December 2021 and as Chairman of the board of directors of CIM Income NAV from August 2018 to December 2021 until CIM Income NAV’s merger with and into CMFT in December 2021. Mr. Ressler served as the chief executive officer, president, and director of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from February 2018 and as chairman of its board of directors from August 2018 until CCIT III’s merger with and into CMFT in December 2020. Mr. Ressler also served as a director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from January 2019 until CCIT II’s merger with Peakstone Realty Trust (f/k/a Griffin Realty Trust, Inc. (“GRT”)) in March 2021. The second as a director of Cole Credit Property Trust V, Inc. (“CCPT V”) from January 2019 to October 2019.

Mr. Ressler co-founded CIM Group, L.P. in 1994 and serves as the executive chairman of CIM and as an officer of various affiliates of CIM, including our Administrator and CIM Urban GP. Mr. Ressler co-founded the predecessor of OFSAM Holdings in 2001 and chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as vice chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler was selected to serve as a director because of his extensive real estate, business management and finance experience and expertise, in addition to his leadership roles at several public companies, all of which are expected to bring valuable insight to the board of directors.

Avraham Shemesh has served as a director of the Company since March 2014. Mr. Shemesh is a co-founder, principal and president of CIM’s Real Asset Management division with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.’s real estate, infrastructure and debt platforms. He serves on CIM Group, L.P.’s Investment, Allocation, Real Assets Management and Valuation Committees as well as the ICCS, providing guidance on the diverse opportunities available across CIM’s various platforms. Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as an officer of various affiliates of CIM. In addition, Mr. Shemesh served as a director of CMFT from March 2019 until February 2024. He served as a director of CIM Income NAV from January 2019 to December 2021 when CIM Income NAV merged with CMFT. He also served as the chief executive officer and president and as a director of CCIT II from February 2018, and as chairman of the board of directors of CCIT II from August 2018 until CCIT II’s merger with GRT in March 2021. Until the mergers of such entities with and into CMFT in December 2020, he served as the Chief Executive Officer and as a director of CCPT V beginning in March 2018, as Chairman of the board of directors of CCPT V beginning in August 2018, and as a director of CCIT III beginning in January 2019. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, a developer of a wide variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh was selected to serve as a director because of his significant experience with the real estate acquisition process and strategic planning as a result of his experience with CIM Group L.P., including as co-founder thereof, as well as his leadership roles at CIM and CMFT, all of which are expected to bring valuable insight to the Board of Directors.

Elaine Wong has served as a director of the Company since May 2022. Ms. Wong was a principal at CIM Group, L.P. and served as its head of marketing & communications from May 2018 until her retirement from CIM at the end of June 2021. Ms. Wong was a member of CIM’s Investment Committee from February 2015 to June 2021. From February 2015 to April 2018, Ms. Wong served as CIM’s global head of partner & co-investor relations. She served at CIM from February 2012 to January 2015 as 1st vice president, global head of fundraising and investor relations, from February 2010 to January 2012 as vice president, fundraising & investor relations, and from April 2007 to January 2010 as associate, investor relations. She was also a director of CMFT from October 2019 to December 2021, a director of CIM Income NAV from October 2019 until its merger with CMFT in December 2021, a director of CCPT V from October 2019 until its merger with CMFT in December 2020 and a director of CCIT II from October 2019 until its merger with GRT in March 2021. Prior to joining CIM, Ms. Wong served from May 2005 to March 2007 as an associate at Perry Capital, LLC, and from July 2001 to April 2005 as an analyst, and then associate in the equities division, financial and strategic management, of Goldman Sachs & Co. Ms. Wong received a Bachelor of Science degree in accounting and finance from New York University, Leonard N. Stern School of Business. Ms. Wong was selected to serve as a director because of her financial background and experience and expertise in investor relations, marketing and communications strategy, and fundraising, all of which are expected to bring valuable insight to the Board.

Director Compensation
The Company uses a combination of cash and share based compensation to attract and retain qualified candidates to serve on the Board. In setting compensation for the Company’s independent directors of the Board, the Compensation Committee considers, among other things, the substantial time commitment on the part of the directors in fulfilling their duties as well as the skill level it requires of directors. In addition, all directors of the Board are reimbursed by the Company for their expenses related to attending meetings of the Board and its committees.
The cash component of each independent director’s compensation is set forth according to the following schedule:

Annual board retainer	$ 55,000
Annual audit committee chair retainer	$ 20,000
The annual board retainer and the annual audit committee chair retainer are payable quarterly in advance. No separate retainer is paid for an independent director’s serving as chair of the Compensation Committee or the Nominating and Corporate Governance Committee.
On an annual basis, each director is expected to receive restricted shares of Common Stock valued at $55,000 on the date of grant (based on the closing price of our Common Stock on the date of the grant). These shares vest on the anniversary of the grant if the grantee continues to serve as a director of the Company at such time.
The compensation arrangement for each independent director in 2025 is expected to be substantially the same as the annualized compensation arrangement for the independent directors in 2024, which is set forth in the table below:
Director Compensation in 2024
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash	Share Awards (1)	Total
Douglas Bech	$55,000	$54,786	$109,768
John Hope Bryant	$55,000	$54,786	$109,768
Marcie Edwards	$55,000	$54,786	$109,768
Elaine Wong	$75,000	$54,786	$109,768
___________________
1.Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. Each of Mr. Bech, Mr. Bryant, Ms. Edwards and Ms. Wong received a grant of 108 restricted shares of Common Stock on August 6, 2024. The grant date fair value of the restricted shares is based on the per share closing price of our Common Stock on August 6, 2024, which was $507.28. As of December 31, 2024, each of Mr. Bech, Mr. Bryant, Ms. Edwards and Ms. Wong held 108 unvested restricted shares of Common Stock.
Messrs. Kuba, Ressler and Shemesh did not receive any compensation (other than the reimbursement of expenses related to attending meetings of the Board and its committees) for their service as directors in the year ended December 31, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

If the Company were to grant equity awards to any named executive officers, the timing, terms and restrictions applicable to such grants would be determined by the Compensation Committee. We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to our disclosure of material nonpublic information. In the event we determine to grant such awards, we will evaluate the appropriate steps to take in relation to the foregoing.

Insider Trading Arrangements and Policies

The Company has adopted an insider trading policy governing the purchase or sale of the Company’s securities by the Company’s directors, officers and employees, as well as the Company itself, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Executive Officers
Set forth below are the names of the persons who are our executive officers as of the date hereof, their ages and their positions with the Company. Each executive officer will serve until his successor is duly appointed, or until his earlier death, resignation or removal from office.

Name	Age	Position
David Thompson	61	Chief Executive Officer
Barry N. Berlin	64	Chief Financial Officer and Secretary; Executive Vice President and Treasurer
Shaul Kuba	63	Chief Investment Officer

David Thompson has been chief executive officer of the Company since March 2019. Mr. Thompson served as the chief financial officer of the Company from March 2014 to March 2019. Mr. Thompson is also a principal, chief financial officer of CIM Group, L.P. and serves on CIM Group, L.P.’s Investment, Valuation Committee and the ICCS. He joined CIM Group, L.P. in 2009. In addition, Mr. Thompson has served as the chief executive officer and trustee of CIM Real Assets & Credit Fund, a closed-ended interval fund that seeks to invest in a mix of institutional-quality real estate and credit assets, since February 2019. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as senior vice president and controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions in the office, retail, multifamily, hotel, gaming and timeshare sectors, as well as significant capital markets experience. Mr. Thompson began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in accounting from the University of Southern California.

Barry N. Berlin has been chief financial officer and secretary of the Company since August 2022. Mr. Berlin has been the executive vice president and treasurer of the Company since October 2008 and was chief financial officer of the Company’s predecessor from June 1993 to March 2014. He has been Chief Financial Officer of the Company’s wholly owned subsidiary lending business since 1992 and has been the chief executive officer and chairman of the board of directors of that business since 2020. In addition, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a managing director of CIM Group, L.P., chief financial officer of CIM Real Assets & Credit Fund, a closed-ended interval fund advised by an affiliate of CIM Group, L.P. that is registered as an investment company under the Investment Company Act of 1940, as amended, chief financial officer of CIM Capital, LLC, the Company’s operator and an investment adviser registered with the Securities and Exchange Commission. Mr. Berlin earned a Bachelor of Science degree in accounting from the University of Florida and is a certified public accountant. Mr. Berlin began his career in public accounting.

Shaul Kuba’s biographical information is set forth above under “Director Nominees.”

AUDIT COMMITTEE REPORT
The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company’s website at https://shareholders.creativemediacommunity.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.” Such information is not incorporated by reference into this proxy statement.
During 2024, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the director of internal audit, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.
The Audit Committee has been provided with updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company’s internal control assessment process and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee reviewed with executive management and the director of internal audit the Company’s policies and procedures with respect to risk assessment and risk management.
The Audit Committee recommended to the Board the engagement of Deloitte as the independent registered public accounting firm for the year ended December 31, 2025, and reviewed (with senior members of the Company’s financial management team and the independent registered public accounting firm) the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm.
The Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10‑K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm, who is engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence for 2023.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10‑Q and Form 10‑K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.

In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2024, for filing with the SEC.
This report is submitted by the following members of the Audit Committee:
Elaine Wong, Chair
John Hope Bryant
Marcie Edwards

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Background
This Compensation Discussion and Analysis relates to compensation paid to the Company’s named executive officers during fiscal year 2024.
2024 Named Executive Officers
The following individuals were our named executive officers during 2024:

Name	Title
David Thompson	Chief Executive Officer
Barry N. Berlin	Chief Financial Officer and Secretary; Executive Vice President and Treasurer

The Company is externally operated by the Operator (as defined below), an affiliate of CIM Group, L.P. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, L.P., provides certain administrative services to the Company and its subsidiaries. Mr. Thompson, chief executive officer is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to him directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2024 and 2023. Therefore, the compensation of Mr. Thompson is not discussed in this Compensation Discussion and Analysis.

Mr. Berlin was appointed chief financial officer and secretary of the Company on August 10, 2022. While Mr. Berlin has an employment agreement with the Company as described below under “—Potential Payments Upon Termination or Change in Control,” Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. In each of 2024 and 2023, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company. In each of 2024 and 2023, the amount of the reimbursement was based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company. In each of 2024 and 2023, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as Chief Financial Officer of the Company.

Role of Management and the Board in the Compensation Setting Process

Management of the Company and the Board had no role in setting the compensation of Mr. Berlin.

Stockholder Advisory Vote

Because stockholders expressed support for the Company’s executive compensation programs in 2024 by approving such programs, on an advisory basis, and because Mr. Berlin’s terms of employment are governed by the terms of his existing employment agreement, the Compensation Committee did not make any changes to the Company’s executive compensation programs in 2024.

Compensation Policies and Practices in Relation to Risk Management

As of December 31, 2024, the Company had five employees. Accordingly, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Use of Independent Compensation Consultant

The Compensation Committee did not engage the services of an independent compensation consultant in 2024.

Determining 2024 Executive Compensation

As described above, Mr. Thompson is employed and paid by an affiliate of the Operator and the Administrator and did not receive any compensation from the Company. Therefore, his compensation is not discussed herein. In each of 2024 and 2023, as described above under “—2024 Named Executive Officers,” Mr. Berlin’s compensation that was attributable to the time that he spent in his role as chief financial officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator. Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.

2024 Base Salary and Annual Cash Incentive

Mr. Berlin’s compensation that was attributable to the time that he spent in his role as chief financial officer of the Company was not borne by the Company but by an affiliate of the Operator and the Administrator as described above under “—2024 Name Executive Officers.” Accordingly, the Board did not play a role in determining Mr. Berlin’s compensation.

Severance and Change in Control Agreements

Mr. Berlin’s employment agreement with the Company provides for a severance payment as specified therein and as described below.

Tax Considerations

Internal Revenue Code Section 162(m) generally limits the deductibility of compensation paid to certain executive officers in excess of $1,000,000 in any one year. The Compensation Committee was aware of the impact of Internal Revenue Code Section 162(m), but our named executive officers did not receive compensation from the Company in excess of the $1,000,000 limit. The Compensation Committee will continue to consider the tax consequences when determining named executive officer compensation. As in the past, the Board, upon the recommendation of the Compensation Committee, reserves the right to make compensation payments that are nondeductible.

Hedging and Pledging Restrictions

The Company believes it is inappropriate for any director, officer or employee of the Company to enter into speculative transactions in the Company’s equity securities. The Company’s Trading Policy prohibits all such persons, and members of their households or immediate family (spouse and minor children), from engaging in all speculative financial transactions involving securities of the Company, including buying and selling put and call options or engaging in short selling, and hedging transactions with respect to securities of the Company, including purchasing financial instruments or entering into transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds) designed to hedge or offset any decrease in the market value of equity securities of the Company. Holding and exercising options or other securities granted under any equity incentive plan of the Company are not prohibited by the Company’s Trading Policy.

Additionally, the Company’s Trading Policy permits pledging of securities of the Company only with the approval of an attorney designated by the Company.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised of two of our independent directors. Neither of them (1) has at any time served as an officer or employee of the Company or (2) has or had any relationship requiring disclosure pursuant to the SEC’s rules regarding related party transactions (i.e., Item 404(a) of Regulation S-K). None of our executive officers has served as a director or member of the Compensation Committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Compensation Committee Report

The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Douglas Bech, Chairman
Elaine Wong
Summary Compensation Table
The table below sets forth information concerning compensation of each of our named executive officers for the years ended December 31, 2024 and, 2023, respectively. As described in the Compensation Discussion and Analysis, Mr. Thompson is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in 2024 or 2023.
Mr. Berlin has been jointly employed by the Company and an affiliate of the Operator and the Administrator. Mr. Berlin has an employment agreement with the Company, which agreement is described below under “—Potential Payments Upon Termination or Change in Control.” Mr. Berlin became the chief financial officer and secretary of the Company in August 2022. In each of 2024 and 2023, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company. The amount of such reimbursement is provided in the table below. In each of 2024 and 2023, such affiliate did not seek reimbursement from the Company for the time that Mr. Berlin spent in his role as chief financial officer of the Company.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation(2)	Total
David Thompson	2024	$—	$—	$—	$—	$—
Chief Executive Officer	2023	$—	$—	$—	$—	$—
Barry N. Berlin	2024	$134,689	$87,392	$—	$6,487	$228,568
Chief Financial Officer and Secretary; Executive Vice President and Treasurer(1), (2)	2023	$87,500	$50,000	$—	$3,833	$141,333
___________________
(1)    Mr. Berlin was appointed chief financial officer and secretary of the Company on August 10, 2022. Please see the disclosure under the first paragraph of “—Summary Compensation Table” regarding the information provided with respect to Mr. Berlin’s position.
(2)    See table below for a breakdown of all other compensation.
All other compensation paid to the Company’s named executive officers in the table above consisted of the following:

Name	Year	Unused Vacation Pay	Tax Qualified 401(k) Plan	Automobile Allowance	Other	Total
Barry N. Berlin	2024	$—	$2,598	$2,540	$1,350	$6,487
	2023	$—	$1,688	$1,650	$495	$3,833
Grants of Plan Based Awards

There were no grants of equity or other plan-based awards to our named executive officers during 2024.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards held by our named executive officers as of December 31, 2024.

Option Exercises and Stock Vested in 2024

There were no equity awards that were exercised or vested with respect to our named executive officers during the fiscal year ended December 31, 2024.

Potential Payments Upon Termination or Change in Control

Mr. Berlin is party to an executive employment agreement (an “Executive Employment Agreement”) with the Company, which became effective upon the consummation of a merger between the Company’s predecessor and a fund managed by an affiliate of the Operator and the Administrator on March 11, 2014. Under the Executive Employment Agreement, Mr. Berlin is entitled to a minimum annual salary of $350,000 (provided that, as discussed above under “—Summary Compensation Table,” Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator). The Executive Employment Agreement also entitles Mr. Berlin to health insurance coverage for himself, his wife and his dependent children, and a monthly automobile allowance of $550.

If Mr. Berlin is unable to perform his services due to illness or total incapacity (to be determined based on standards similar to those utilized by the U.S. Social Security Administration), the Executive Employment Agreement entitles Mr. Berlin to receive his full salary for up to one year of such incapacity, reduced by any amounts paid by any Company-provided insurance. If Mr. Berlin’s total incapacity continues beyond one year and he is not thereafter able to devote full time to his employment with the Company, then his employment and his Executive Employment Agreement will terminate.

If Mr. Berlin dies during his employment with the Company before reaching the age of seventy, his estate will be entitled to a payment of two times his annual salary plus unused vacation pay. The Company-paid amount of such death benefits will be made over the course of twelve months, and will be offset by any amounts paid under any group life insurance issued by the Company.

In the event that Mr. Berlin’s employment is terminated by the Company for Cause (as defined below), or if Mr. Berlin resigns his employment with the Company, he will be entitled to receive only his base salary then in effect through the date of termination, and all benefits accrued through the date of termination. If the Company terminates Mr. Berlin’s employment without Cause, Mr. Berlin will be entitled to receive a severance payment in an amount equal to his annual base salary then in effect, to be paid out in a lump sum on the 60th day following his termination date, conditioned upon the execution of a general release of claims.

For purposes of the Executive Employment Agreement, “Cause” means (1) the intentional, unapproved material misuse of corporate funds, (2) professional incompetence or (3) acts or omissions constituting gross negligence or willful misconduct of executive’s obligations or otherwise relating to the business of the Company.

Assuming all vacation days are taken and all reasonable business expenses have been reimbursed, based on the Company’s best estimate, assuming the applicable scenario occurred on December 31, 2024, the Company would have owed

Mr. Berlin $700,000 (representing two times his annual base salary) if he died or $350,000 (representing his annual base salary) if he became disabled or if the Company terminated his employment without Cause.

Pay Versus Performance Table

In accordance with the rules adopted by the SEC, pursuant to the Dodd-Frank Act, the following table and related disclosure provide information about (i) the “total compensation” of our principal executive officer (the “PEO”) and our other named executive officers (the “Other NEOs”) as presented in “—Summary Compensation Table” above (the “SCT Amounts”), (ii) the “compensation actually paid” to our PEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”) and (iii) certain financial performance measures.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Other NEOs ($)(2)	Average Compensation Actually Paid to Other NEOs ($)(3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return:	Net Income (Loss) ($) in thousands)
2024	$—	$—	$227,987	$227,987	$3.72	$(25,750)
2023	$—	$—	$141,333	$141,333	$56.71	$(51,456)
2022	$—	$—	$154,153	$154,153	$69.35	$5,945
___________________
(1) Our PEO for each of 2024, 2023 and 2022 was Mr. Thompson, our current chief executive officer. As discussed under “—Summary Compensation Table” above, Mr. Thompson is employed by an affiliate of the Operator and the Administrator and his compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Thompson any compensation in any of the foregoing years.
(2) Our other NEO for 2024 and 2023 is Mr. Berlin and our other NEOs for 2022 are Mr. Berlin, our current chief financial officer and secretary, and Mr. Nathan DeBacker, our prior chief financial officer and secretary. The Company did not pay Mr. DeBacker any compensation in 2022. In each of 2024, 2023 and 2022, Mr. Berlin’s compensation was paid by an affiliate of the Operator and the Administrator. Such affiliate was then reimbursed by the Company based on Mr. Berlin’s time spent working on matters pertaining to the lending business of the Company; during 2022, such reimbursement also included Mr. Berlin’s role as executive vice president and treasurer of the Company from January 1, 2022 to August 10, 2022 (when Mr. Berlin assumed the additional role of chief financial officer and secretary). The amount of such reimbursement is provided in the table above, consistent with the amount reported in the Summary Compensation Table for the applicable year.
(3)    The SCT Amount and the CAP Amounts are the same because Mr. Berlin did not receive any equity awards or pension benefits as part of his compensation and therefore the adjustments provided by the applicable rules adopted by the SEC do not apply to Mr. Berlin’s compensation.
(4)     Pursuant to applicable SEC disclosure rules, assumes $100 was invested on December 31, 2021.

Description of Relationship Between CAP Amounts and cumulative Total Stockholder Return and Net Income

Mr. Berlin became chief financial officer and Secretary of the Company in August 2022. Prior to that Mr. Berlin was not a “named executive officer” of the Company. Upon Mr. Berlin becoming chief financial officer and secretary of the Company, his compensation was no longer charged to the Company for any services that he performed as chief financial officer and secretary of the Company. Further, the Company relies on CIM Group Management, LLC and its affiliates (collectively, "CIM Group") for its accounting and finance functions. As a result, the Company believes that any comparison between CAP Amounts and total stockholder returns or net income is not meaningful.

RELATED PERSON TRANSACTIONS

Transactions with Related Persons
Asset Management and Other Fees to Related Parties

CIM Urban and CIM Capital, LLC, an affiliate of CIM Group (“CIM Capital”) are parties to an Investment Management Agreement pursuant to which CIM Urban engaged CIM Capital to provide certain services to CIM Urban. CIM Capital has assigned its duties under the Investment Management Agreement to its four wholly owned subsidiaries: CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager. The “Operator” refers to CIM Capital and its four wholly owned subsidiaries. The Company and its subsidiaries are parties to a Master Services Agreement with the Administrator pursuant to which the Administrator provides or arranges for other service providers to provide management and administration services to the Company and its subsidiaries.

On January 5, 2022, the Company and certain of its subsidiaries entered into a Fee Waiver (the “Fee Waiver”) with the Operator and the Administrator with respect to fees that are payable to them under the Investment Management Agreement and the Master Services Agreement, respectively. The Fee Waiver is effective retroactively to January 1, 2022 (the “Effective Date”). Pursuant to the Fee Waiver, the Administrator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Master Service Agreement, and the Operator agrees to voluntarily waive any fees in excess of those set forth in the Fee Waiver, to the extent it would otherwise have been entitled to such additional compensation under the Investment Management Agreement. Following the end of each quarter, the Administrator will deliver to the Company (i) a calculation of the cumulative fees earned by the Operator and the Administrator under the methodology prescribed by the Fee Waiver from the Effective Date through the end of such quarter and (ii) a calculation of the cumulative fees that would have been earned by the Operator and the Administrator during such period under the Master Services Agreement and the Investment Management Agreement without giving effect to the Fee Waiver. If, in respect of any quarter, the aggregate fees that are payable under the methodology prescribed by the Fee Waiver exceed the aggregate fees that would have been payable under the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, such quarter will be deemed an “Excess Quarter”. For any quarter following an Excess Quarter, the Company (upon the direction of the independent members of the Board) may, at its option and upon written notice to the Administrator, elect to calculate all fees due to the Administrator and the Operator in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver, from and after such Excess Quarter. Any such election by the Company will be irrevocable, and all fees due to the Administrator and the Operator from and after such election will be calculated in accordance with the Master Services Agreement and the Investment Management Agreement, without giving effect to the Fee Waiver.

The fees payable to the Operator and the Administrator are determined as follows under the Fee Waiver.

(1.Base Fee: A base asset management fee (the “Base Fee”) is payable quarterly in arrears to the Operator in an amount equal to an annual rate of 1% (or 0.25% per quarter) of the average of the “Net Asset Value Attributable to Common Stockholders” as of the first and last day of the applicable quarter. Net Asset Value Attributable to Common stockholders is defined as (a) the sum of the Company’s (1) investments in real estate at fair value, (2) cash, (3) loans receivable at fair value and (4) the book value of the other assets of the Company, excluding deferred costs and net of other liabilities at book value, less (b) the Company’s (i) debt at face value, (ii) outstanding preferred stock at stated value, and (iii) non-controlling interests at book value; provided, that, non-controlling interests in any UPREIT operating partnership relating to the Company shall not be excluded. It is likely that the Company will seek to pay some or part of the Base Fee due to the Operator in 2022 in shares of Series A Preferred Stock.
(2.Incentive Fee: A revised incentive fee (the “Revised Incentive Fee”) is payable quarterly in arrears to the Administrator with respect to the quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s “Adjusted Common Equity” (as defined below) for such quarter (“Excess Core FFO”) as follows: (i) no Incentive Fee in any quarter in which the Excess Core FFO is $0; (ii) 100% of any Excess Core FFO up to an amount equal to the product of (x) the average of the Adjusted Common Equity as of the first and last day of the applicable quarter and (y) 0.4375%; and (iii) 20% of any Excess Core FFO thereafter. Revised Incentive Fees payable for any partial quarter will be appropriately prorated.
“Adjusted Common Equity” means Common Equity plus Excluded Depreciation and Amortization. “Common Equity” means Total Stockholders’ Equity minus Excluded Equity. “Total Stockholders’ Equity” means the amount reflected as total stockholders’ equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Equity” means the sum of all preferred securities of the Company and its subsidiaries classified as permanent equity in accordance with GAAP on the consolidated balance sheet of the Company and its subsidiaries as of the last day of a given quarter. “Excluded Depreciation and Amortization” means, for a given quarter, the amount of all accumulated depreciation and amortization of (i) the Company and its subsidiaries and (ii) to the extent allocable to the Company and its subsidiaries, the unconsolidated affiliates, in each case as of the last day of such quarter that corresponds to the periodic depreciation and amortization expense calculated in each case in accordance with GAAP that is a permitted add back to net income calculated in accordance with GAAP when calculating funds from operations.
(3.Capital Gains Fee: A capital gains fee (the “Capital Gains Fee”) is payable quarterly in arrears to the Administrator in an amount equal to (i) 15% of the cumulative aggregate realized capital gains minus the cumulative aggregate realized capital losses (in each case since the Effective Date), minus (ii) the aggregate capital gains fees paid since the Effective Date. Realized capital gains and realized capital losses are calculated by subtracting from the sales price of a property: (a) any costs incurred to sell such property, and (b) the current gross value of the property (meaning the property’s original acquisition price plus any subsequent, non-reimbursed capital improvements thereon paid for by the Company).

For the years ended December 31, 2024 and 2023, the Operator earned asset management fees of $1.8 million and $2.6 million, respectively.

Affiliates of CIM Group (collectively, the “CIM Management Entities”) provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $2.3 million and $2.1 million for the year ended December 31, 2024 and 2023, respectively. The Company also reimbursed the CIM Management Entities $7.7 million and $5.8 million during the year ended December 31, 2024 and 2023, respectively, for onsite management costs incurred on behalf of the Company, which are included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $808,000 and $101,000 for the year ended December 31, 2024 and 2023, respectively, which were capitalized to deferred charges. For the year ended December 31, 2024 and 2023, the CIM Management Entities earned construction management fees of $1.1 million and $308,000, respectively, and were reimbursed $1.7 million and $1.3 million, respectively, for development management reimbursements. The construction management fees and development management reimbursements were capitalized to investments in real estate.

Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, for fiscal quarters prior to April 1, 2020, the Company paid a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. On May 11, 2020, the Master Services Agreement was amended to replace the Base Service Fee with an incentive fee pursuant to which the Administrator was entitled to receive, on a quarterly basis, 15.00% of the Company’s quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7.00% on an annualized basis) of the Company’s average adjusted common stockholders’ equity (i.e., common stockholders’ equity plus accumulated depreciation and amortization) for such quarter. The amendment was effective as of April 1, 2020 and was further modified by the Fee Waiver described above. No such incentive fee was paid by the Company.

In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and/or reimbursement for performing certain services for the Company and its subsidiaries that are not covered by the Base Service Fee or the incentive fee arrangement in place between May 11, 2020 and January 5, 2022, as the case may be. During the year ended December 31, 2024 and 2023, such services performed by the Administrator and its affiliates included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources, corporate communications, operational and on-going support in connection with the Company’s offering of Preferred Stock. The Company will also reimburse the Administrator for the Company’s share of broken deal expenses that are incurred by the Administrator and its affiliates (i.e., fees and expenses relating to investments that could have been made by the Company but that the Company did not make and/or transactions that could have been executed by the Company but the Company did not consummate, including fees and expenses associated with performing due diligence review and negotiating the terms of such investments or transactions). The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of the Company and its subsidiaries). For both of the years ended December 31, 2024 and 2023, we expensed $2.3 million for such services, which are included in expense reimbursements to related parties—corporate.

The Company is a party to a Staffing and Reimbursement Agreement with CIM SBA Staffing, LLC, an affiliate of CIM Group, and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to the Company and the Company will reimburse CIM SBA Staffing, LLC for the costs and expenses of providing such personnel and resources. For the years ended December 31, 2024 and 2023, the Company incurred expenses related to services subject to reimbursement by the Company under the agreement of $2.6 million for both such years, in both cases included as expense reimbursements to related parties – lending segment.

CCO Capital, LLC (“CCO Capital”) became the exclusive dealer manager for the Company’s public offering of the Series A Preferred Stock and Series A Preferred Warrants effective as of May 31, 2019. CCO Capital is a registered broker dealer and is under common control with the Operator and the Administrator. The Company’s offering of the Series A Preferred Warrants ended at the end of January 2020. On January 28, 2020, the Company entered into the Second Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital acted as the exclusive dealer manager for the Company’s public offering of its Series A Preferred Stock and Series D Preferred Stock. The Second Amended and Restated Dealer Manager Agreement was subsequently amended by the Company and CCO Capital to address changes to, among other things, selling commissions and dealer manager fees.

On June 16, 2022, the Company entered into the Third Amended and Restated Dealer Manager Agreement, pursuant to which CCO Capital has been acting as the exclusive dealer manager for the Company’s public offering of its Series A1 Preferred Stock. Thereunder, the Company agreed to compensate CCO Capital, as the dealer manager for the offering, as follows: (1) a dealer manager fee of up to 3.00% of the selling price of each share of Series A1 Preferred Stock sold and (2) selling commissions of up to 7.00% of the selling price of each share of Series A1 Preferred Stock sold. The Company has been informed that CCO Capital generally reallows 100% of the selling commissions on sales of Series A1 Preferred Stock and generally reallows substantially all of the dealer manager fee on sales of Series A1 Preferred Stock to participating broker-dealers. In addition, pursuant to the Third Amended and Restated Dealer Manager Agreement, CCO Capital will no longer solicit or make any offers for the sale of shares of Series A Preferred Stock or Series D Preferred Stock.

In connection with the offering of the Series A Units, Series A Preferred Stock and Series D Preferred Stock, at December 31, 2024 and 2023, $0.0 and $2.5 million, respectively, was included in deferred costs as reimbursable expenses incurred pursuant to the Master Services Agreement and the then applicable dealer manager agreement with CCO Capital, of which $289,000 and $61,000, respectively, was included in due to related parties. CCO Capital incurred non-issuance specific costs of $606,000 and $623,000 for the year ended December 31, 2024 and 2023, respectively.

At December 31, 2024 and 2023, upfront dealer manager and trailing dealer manager fees of $186,000 and $283,000, respectively, were included in due to related parties. CCO Capital earned upfront dealer manager and trailing dealer manager fees of $546,000 and $1.4 million for the year ended December 31, 2024 and 2023, respectively.

Investments with Affiliates of CIM Group
In February 2022, the Company invested with a CIM-managed separate account (the "1910 Sunset JV Partner"), in an unconsolidated joint venture which purchased an office property in Los Angeles, California for a gross purchase price of approximately $51.0 million, of which the Company initially contributed approximately $22.4 million and the 1910 Sunset JV Partner initially contributed the remaining balance. See Note 2 and Note 4 to the Company's financial statements in its Annual Report on Form 10-K for more information.
In February 2023, the Company and a CIM-managed interval fund (the "1902 Park JV Partner") purchased a multifamily property in the Echo Park neighborhood of Los Angeles, California for a gross purchase price of $19.1 million (excluding transaction costs) (the "1902 Park JV"), with the Company owning a 50% interest. In October 2024, the 1902 Park JV admitted a new third-party co-investor and used part of the net capital contribution of such third party co-investor to satisfy the 1902 Park JV’s mortgage loan in full and the remaining contribution was used to make a distribution of $1.0 million to each of the Company and the 1902 Park JV Partner. Subsequent to this contribution, the Company’s ownership share of the 1902 Park JV was 25.5%. See Note 2 and Note 4 to the Company's financial statements in its Annual Report on Form 10-K for more information.
In October 2023, the Company and a co-investor affiliated with CIM Group acquired from an unrelated third party a 100% fee-simple interest in a plot of land located in the Sycamore media district of Los Angeles, California for a gross purchase price of $18.0 million (excluding transaction costs) (the "1015 Mansfield JV"). The property has a site area of approximately 44,141 square feet and contains a parking garage that has been leased to a third-party tenant. The Company owns 28.8% of the 1015 N Mansfield JV.
During the year ended December 31, 2023, the Company acquired an interest in four assets from entities indirectly wholly owned by a fund that is managed by affiliates of CIM Group for $282.9 million (exclusive of transactions costs). See Note 3 and Note 7 to the Company's financial statements in its Annual Report on Form 10-K for more information.
Other
On May 15, 2019, an affiliate of CIM Group entered into an approximately 11-year lease for approximately 32,000 rentable square feet with respect to a property owned by the Company ("4750 Wilshire"). The lease was amended on August 7, 2019 to reduce the rentable square feet to approximately 30,000 rentable square feet. In February 2023, the Company sold an 80% interest in 4750 Wilshire and now holds its retained 20% interest in the property through an unconsolidated joint venture arrangement between the Company and three co-Investors (the "4750 Wilshire JV"). Prior to the sale, for the three months ended March 31, 2023, the Company recorded rental and other property income related to this tenant of $194,000. For the year ended December 31, 2023, the Company’s share of the income from the tenant earned by the 4750 Wilshire JV was $170,000. For the year ended December 31, 2024, the Company’s share of the income from the tenant earned by the 4750 Wilshire JV was $342,000.

On December 27, 2024, lenders originated a first lien mortgage loan of $105 million (the “Mortgage Loan”) to 9460 Wilshire Blvd (BH) Owner, L.P., CIM/11600 Wilshire (Los Angeles), LP and CIM/11620 Wilshire (Los Angeles), LP (collectively, the “Borrowers”) (the “Loan Agreement”), each of which is a subsidiary the Company. In connection with the Loan Agreement, the Company (in such capacity, the “REIT Guarantor”) and CIM Group Investments, LLC, an affiliate of CIM Group (the “CIM Guarantor” and, together with the REIT Guarantor, the “Guarantor”), delivered a customary non-recourse carveout guaranty to the lenders (the “Guaranty Agreement”), under which (i) the Company agreed to indemnify the lenders with respect to certain “non-recourse carveout events” and to be fully liable for the Mortgage Loan in certain circumstances (e.g., the voluntary bankruptcy of the Borrowers and other insolvency events (collectively, the “Bankruptcy Events”)) and (ii) the CIM Guarantor is jointly and severally fully liable with the Company for the Mortgage Loan in the case of Bankruptcy Events (collectively, the “Guaranties”). The Guaranty Agreement requires Guarantor to maintain a net worth of no less than $105 million and liquid assets of no less than $6 million, in each case, exclusive of the values of the collateral for the Mortgage Loan, provided that in the event of any partial prepayment or partial defeasance of the Mortgage Loan, the above-referenced net worth and liquidity requirements will be reduced in proportion to the principal amount of the Mortgage Loan that is partially prepaid and/or defeased, as the case may be. The Loan Agreement and the Guaranties contain representations, warranties, covenants, events of default and indemnities that are customary for agreements of these types.

Review, Approval and Ratification of Transactions with Related Persons

The Board has adopted a written related person transaction policy. Under the policy, a “Related Person Transaction” includes certain transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest.

A “Related Person” is:

Any person who was in any of the following categories during the applicable period:

•a director or nominee for director;
•any executive officer; or
•any immediate family member of a director or executive officer, or of any nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, or nominee for director and any person (other than a tenant or employee) sharing the household of such security holder.

Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

•any person who is known to the Company to be the beneficial owner of more than 5% of our shares; and
•any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.

A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an “indirect material interest” within the meaning of “Related Person Transaction” when:

The interest arises only:

•from such person’s position as a director of another corporation or organization that is a party to the transaction; or
•from the direct or indirect ownership by such person and all other persons specified in the definition of “Related Person” in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or
•from both such position and ownership; or
•from such person’s position as a limited partner in a partnership in which the person and all other persons specified in the definition of “Related Person” have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

Each of the Company’s executive officers is encouraged to help identify any potential Related Person Transaction.

If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.

A committee comprised solely of independent directors, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines, among other things, that the Related Person Transaction is reasonable and fair to the Company.

Independence of Directors

Under the corporate governance standards of Nasdaq, a majority of the members of the Board must be independent. In making independence determinations, the Board observes all criteria for independence established by the SEC and Nasdaq. As part of such review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company, including (if applicable) those reported under “Related Person Transactions.” The purpose of such review is to determine whether any such relationships or transactions are inconsistent with a determination that a director is independent. Based on the foregoing, the Board has determined that each of Messrs. Bech and Bryant and Ms. Edwards and Ms. Wong are independent directors.

INDEPENDENT PUBLIC ACCOUNTING FIRM
Deloitte was appointed to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2024. Although ratification of the appointment of Deloitte by our stockholders is not required, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.
We expect representatives of Deloitte to be at the virtual Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.
Principal Accounting Firm Fees
Aggregate fees for services rendered to the Company for the years ended December 31, 2024 and 2023 by the Company’s principal accounting firm for such years, Deloitte, were as follows:

	Year Ended December 31,
Type of Service	2024	2023
Audit fees (1)	$825,470	$749,625
Audit-related fees	—	—
Tax fees	390,357	92,964
All other fees	—	—
Total	$1,215,827	$842,589
___________________
(1)Audit fees consisted of professional services performed in connection with (i) the audit of the Company’s annual financial statements and internal control over financial reporting, (ii) the statutory audits of the financial statements of two subsidiaries of the Company in 2024 and 2023, (iii) the review of financial statements included in its Quarterly Reports on Form 10-Q, (iv) procedures related to consents and assistance with and review of documents filed with the SEC, (v) other services related to (and necessary for) the audit of the Company’s financial statements and (vi) agreed-upon-procedures in 2023 in connection with a securitization completed by a subsidiary of the Company in 2023.

Pre‑Approval Policies

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our outside auditors. The Audit Committee pre-approved all audit services provided by our outside auditors during fiscal years 2024 and 2023 and the fees paid for such services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

OTHER MATTERS
Management does not intend to present any business at the Annual Meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the Annual Meeting, the appointed proxies will vote all proxies on such matters in their discretion.
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
The deadline for submission of stockholder proposals in our proxy statement and form of proxy for the annual meeting of stockholders of the Company to be held in 2026 (the “2026 Annual Meeting”), calculated in accordance with Rule 14a‑8 under the Exchange Act (“Rule 14a-8”), is February 27, 2026. Any such proposal must also comply with the other requirements of Rule 14a-8.

Under our current bylaws, a stockholder is only eligible to submit a stockholder proposal, including a proposal for the nomination of one or more directors, outside the processes of Rule 14a‑8 if the stockholder is (1) a stockholder of record both at the time of giving notice and at the time of the 2026 Annual Meeting, (2) is entitled to vote at the 2026 Annual Meeting, and (3) satisfies the requirements in our current bylaws with respect to such proposal. Our current bylaws require that such stockholder provide timely notice of the proposal or nomination, including all of the information required by our current bylaws, to the Company, addressed to Secretary of the Company, 5956 Sherry Lane, Suite 700, Dallas, Texas 75225. To be timely under our current bylaws, we generally must receive advance notice of the proposal no earlier than January 28, 2026 and no later than 5:00 p.m. Eastern Time on February 27, 2026. However, in the event that the 2026 Annual Meeting is held before July 2, 2026 or after August 31, 2026, advance notice will be timely if received by the Company no earlier than 150 days prior to the date of the 2026 Annual Meeting and not later than 5:00 p.m. Eastern Time on the later of (a) 120 days prior to the date of the 2026 Annual Meeting and (b) the tenth day following the day on which we first made a public announcement of the date of the 2026 Annual Meeting. In addition to satisfying the deadlines in the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also comply with the additional requirements of Exchange Act Rule 14a-19, including providing the notice required under Exchange Act Rule 14a-19(b) no later than June 2, 2026.
AVAILABILITY OF DOCUMENTS
We have provided, without charge, to each person being solicited by this proxy statement, a copy of this proxy statement and the Annual Report on Form 10‑K for the year ended December 31, 2024, including the consolidated financial statements contained therein (excluding exhibits thereto) and the Amendment No. 1 thereto. Upon the written request by any person being solicited by this proxy statement, we will provide upon the payment of a reasonable fee as we may specify to cover our expenses, copies of the exhibits to the Annual Report on Form 10‑K. All requests should be directed to the Company’s Stockholder Relations Department by writing to 5956 Sherry Lane, Suite 700, Dallas, Texas 75225 or emailing shareholders@creativemediacommunity.com.
REDUCE DUPLICATE MAILINGS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. A number of brokers with account holders who are stockholders of the Company “household” the Company’s proxy materials in this manner. If you are an affected stockholder and no longer wish to participate in householding, or if you are receiving multiple copies of the proxy statement or the Notice and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or our transfer agent, Computershare Trust Company, N.A. at 150 Royall Street, Suite 101, Canton, MA 02021 or (781) 575-2000 if you are the record holder of your shares.
Additionally, we will deliver promptly to any affected stockholder an additional copy of the proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials, as applicable, upon a written or oral request made to the Stockholder Relations Department of the Company at 5956 Sherry Lane, Suite 700, Dallas, Texas 75225 or (972) 349-3200.

WHERE YOU CAN FIND MORE INFORMATION
If you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company by telephone or in writing:
Creative Media & Community Trust Corporation
5956 Sherry Lane, Suite 700
Dallas, Texas 75225
Attention: Stockholder Relations
(972) 349-3200

ANNUAL MEETING OF STOCKHOLDERS OF
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
August 1, 2025
GO GREEN
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at https://shareholders.creativemediacommunity.com/financials/sec-filings.

The meeting will be held as a virtual meeting conducted exclusively via live webcast at http://register.proxypush.com/CMCT, please follow the instructions under question 6 in the proxy statement.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
Item 1. To consider and vote upon election of seven members of the Company’s board of directors, each to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified
			Item 2. To consider and approve, by a non-binding advisory vote, the executive compensation for the fiscal year ended December 31, 2024, as disclosed in the proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES:	The Board recommends you vote “FOR” the approval, by a non-binding advisory vote, of the executive compensation.
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	( ) Douglas Bech ( ) John Hope Bryant ( ) Marcie Edwards ( ) Shaul Kuba ( ) Richard Ressler ( ) Avraham Shemesh ( ) Elaine Wong	Item 3. To consider and approve the ratification of Deloitte & Touche, LLP as the Company’s auditor for the fiscal year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends you vote “FOR” the approval of the ratification of Deloitte.
The Board recommends you vote “FOR” each of the director nominees.			Item 4. To consider and approve the amendment of the Company's charter to effect a reverse stock split of the Common Stock by a ratio of 1:4 at any time prior to August 1, 2026	FOR ☐	AGAINST ☐	ABSTAIN ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐			The Board recommends you vote “FOR” the approval of the 1:4 reverse stock split.
			Item 5. To consider and approve the amendment of the Company's charter to effect a reverse stock split of the Common Stock by a ratio of 1:7 at any time prior to August 1, 2026	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends you vote “FOR” the approval of the 1:7 reverse stock split.
			Item 6. To consider and approve the amendment of the Company's charter to effect a reverse stock split of the Common Stock by a ratio of 1:10 at any time prior to August 1, 2026	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board recommends you vote “FOR” the approval of the 1:10 reverse stock split.
UPON THE PROPER EXECUTION AND DELIVERY OF THIS PROXY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS PROPERLY EXECUTED AND DELIVERED, BUT NO DIRECTION IN RESPECT OF A GIVEN PROPOSAL IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED IN RESPECT OF SUCH PROPOSAL WILL BE CAST AS RECOMMENDED BY THE BOARD. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

To change the address on your account, please check the box to the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐	Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company of a Notice of Annual Meeting of Stockholders and a proxy statement. Each of the Notice of Annual Meeting of Stockholders and proxy statement is incorporated by reference.

Signature of Stockholder		Date:	Signature of Stockholder	Date:

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
The undersigned stockholder of Creative Media & Community Trust Corporation, a Maryland corporation (the “Company”), hereby appoints David Thompson and Barry Berlin, or either of them, with power of substitution, as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of the Company, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. Pacific Time on August 1, 2025 or any postponement or adjournment thereof, with all powers that the undersigned would possess if present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and a proxy statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference. Capitalized terms used herein but not defined shall have the meanings set forth in the proxy statement.

(Continued and to be signed on the reverse side)

APPENDIX A

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The charter (the “Charter”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Corporation”), is hereby amended to provide that, immediately upon the Effective Time (as defined below), every 4 shares of common stock, $0.001 par value per share, of the Corporation which were issued and outstanding immediately prior to the Effective Time shall be combined into one issued and outstanding share of common stock, $0.04 par value per share (the "Common Stock"), of the Corporation. Upon the Effective Time, no fractional shares of Common Stock of the Corporation will be or remain issued and each stockholder otherwise entitled to a fractional share shall be entitled to receive in lieu thereof cash in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the date of the Effective Time.

SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as set forth above.

FOURTH: These Articles of Amendment shall become effective at [____], ET on [_______________], 202[ ] (the “Effective Time”).

FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its [______________] and attested to by its [______________] on this [_____] day of [__________], 202[ ].

ATTEST: CREATIVE MEDIA & COMMUNITY Trust
Corporation

_____________________________ By: _____________________________ (SEAL)
Name: [______________] Name: [______________]
Title: [______________] Title: [______________]

APPENDIX B

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The charter (the “Charter”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Corporation”), is hereby amended to provide that, immediately upon the Effective Time (as defined below), every 7 shares of common stock, $0.001 par value per share, of the Corporation which were issued and outstanding immediately prior to the Effective Time shall be combined into one issued and outstanding share of common stock, $0.07 par value per share (the "Common Stock"), of the Corporation. Upon the Effective Time, no fractional shares of Common Stock of the Corporation will be or remain issued and each stockholder otherwise entitled to a fractional share shall be entitled to receive in lieu thereof cash in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the date of the Effective Time.

SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as set forth above.

FOURTH: These Articles of Amendment shall become effective at [____], ET on [_______________], 202[ ] (the “Effective Time”).

FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its [______________] and attested to by its [______________] on this [_____] day of [__________], 202[ ].

ATTEST: CREATIVE MEDIA & COMMUNITY Trust
Corporation

_____________________________ By: _____________________________ (SEAL)
Name: [______________] Name: [______________]
Title: [______________] Title: [______________]

APPENDIX C

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The charter (the “Charter”) of Creative Media & Community Trust Corporation, a Maryland corporation (the “Corporation”), is hereby amended to provide that, immediately upon the Effective Time (as defined below), every 10 shares of common stock, $0.001 par value per share, of the Corporation which were issued and outstanding immediately prior to the Effective Time shall be combined into one issued and outstanding share of common stock, $0.010 par value per share (the "Common Stock"), of the Corporation. Upon the Effective Time, no fractional shares of Common Stock of the Corporation will be or remain issued and each stockholder otherwise entitled to a fractional share shall be entitled to receive in lieu thereof cash in an amount equal to the product of the fraction of a share multiplied by the closing price of the Common Stock as reported by the Nasdaq Stock Market on the date of the Effective Time.

SECOND: The amendment to the Charter as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD: There has been no increase in the authorized shares of stock of the Corporation effected by the amendment to the Charter as set forth above.

FOURTH: These Articles of Amendment shall become effective at [____], ET on [_______________], 202[ ] (the “Effective Time”).

FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its [______________] and attested to by its [______________] on this [_____] day of [__________], 202[ ].

ATTEST: CREATIVE MEDIA & COMMUNITY Trust
Corporation

_____________________________ By: _____________________________ (SEAL)
Name: [______________] Name: [______________]
Title: [______________] Title: [______________]